[PHOTO]

VANGUARD
TAX-MANAGED
FUND

Annual Report
December 31, 1996

THE VANGUARD GROUP:  LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from-- the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       5


                                  Performance
                                   Summaries

                                       7


                                   Portfolio
                                    Profiles

                                       10


                                   Financial
                                   Statements

                                       16


                                   Report Of
                                  Independent
                                  Accountants

                                       40


                                 Directors And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan

FELLOW SHAREHOLDER,

         The U.S. stock market continued to surge during 1996--the second full year of operation for Vanguard Tax-Managed Fund. In the twelve months ended December 31, stocks of the biggest companies led the way as the Standard & Poor's 500 Composite Stock Price Index provided a return of +23.0%. Municipal bonds, meanwhile, provided modest positive returns in the face of a headwind from rising interest rates.

         In this environment, our Growth and Income Portfolio provided our highest total return (capital change plus reinvested dividends), matching perfectly the return of its target index, the S&P 500 Index. Our Capital Appreciation Portfolio provided a slightly lower though still solid absolute return. Our Balanced Portfolio reflected the stock market's banner gains and the comparatively modest returns on municipal bonds. The table at right compares our Portfolios with their respective unmanaged index benchmarks. The net asset values and income dividends for each Portfolio are presented in the table at the close of this letter. None of the Portfolios realized net capital gains.

----------------------------------------------------------------
                                                 TOTAL RETURNS
                                                   YEAR ENDED
                                               DECEMBER 31, 1996
----------------------------------------------------------------
Tax-Managed Growth and
     Income Portfolio                                 +23.0%
S&P 500 Index                                         +23.0
----------------------------------------------------------------
Tax-Managed Capital
     Appreciation Portfolio                           +20.9%
Russell 1000 Index                                    +22.4
----------------------------------------------------------------
Tax-Managed Balanced Portfolio                        +12.2%
Composite Index*                                      +13.2
----------------------------------------------------------------

*50% Russell 1000 Index, 50% Lehman Intermediate-Term Municipal
 Bond Index.

1996 PERFORMANCE OVERVIEW

In a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation, the U.S. stock market flourished in 1996. Interest rates fluctuated substantially, rising early in the year along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated--and with them, inflation anxieties. However, interest rates closed the year with a sharp upward spike in December. The yield on the benchmark 30-year U.S. Treasury bond finished the year at 6.6%--up about six-tenths of a percentage point from 6.0% at the end of 1995--driving the price of the long bond down by nearly -8%.

         In contrast, the price trend for common stocks was virtually one-way: up. The S&P 500 Index provided positive returns in all but two months (July and December). Through the first five months of 1996, small- and mid-capitalization stocks, especially those in the technology sector, outpaced the large-cap companies. But for the rest of the year, Wall Street's motto seemed to be "bigger is better." For the full year, large stocks, particularly the very biggest blue chip issues, provided the highest returns. Accordingly, the S&P 500 Index and the Russell 1000 Stock Index--both large-cap dominated--were top performers with total returns of +23.0% and +22.4%, respectively.

         Returns fell off sharply after those of the biggest stocks. The Wilshire 4500 Equity Index of mid- and small-cap stocks returned +17.2% and the small-cap Russell 2000 Stock Index returned +16.5%.

         This strong large-cap bias was a distinct advantage for our GROWTH AND INCOME PORTFOLIO, which provided an exact match of the S&P 500 Index's return of +23.0%. This return was fully 2.1 percentage points above the +20.9% earned by the average growth and income mutual fund, outpacing three-fourths of them.

         Though matching the Index is our goal, actually doing so is no small task, given that our Portfolios incur the real-world costs of investing--administrative, operating, and investment management expenses--that do not burden the "on-paper-only" Index. Even our extremely low 0.20% expense ratio (expenses as a percentage of average net assets) presents a challenge in our quest to match the Index. Cost, in a nutshell, is the reason behind the inability of most managers of active equity funds--which carry expense ratios averaging 1.4%, plus portfolio transaction costs of perhaps 0.5%--to beat their relevant indexes.

         Our CAPITAL APPRECIATION PORTFOLIO also benefited from a concentration in stocks of large companies. (The Russell 1000 Index tracks the 1,000 largest U.S. stocks.) Our Portfolio's return outpaced that of the average growth mutual fund by 1.7 percentage points (+20.9% for our Portfolio versus +19.2% for our average competitor) but fell short of the Index's return of +22.4%.

         In managing the Portfolio, we make our selections from the lower-yielding growth stocks of the Russell 1000 Index to minimize the taxable income you receive, while at the same time attempting to match the return of the Index. Our shortfall against the Index in 1996 was largely the result of our slight overweighting in mid-cap growth stocks, which started the year strong but fizzled during the midyear sell off of technology stocks. We do not expect the Capital Appreciation Portfolio to track the Russell 1000 Index from year to year as closely as we expect the Growth and Income Portfolio to match the S&P 500 Index. However, we believe that over an extended period the total returns of the Capital Appreciation Portfolio (largely growth-oriented) and the Growth and Income Portfolio (oriented to both growth and value) will be comparable, although the Capital Appreciation Portfolio should provide lower taxable income. In fact, over the brief life span of the two portfolios, returns have been quite similar.

         Our BALANCED PORTFOLIO combines a diversified list of growth-oriented stocks--similar to those held in the Capital Appreciation Portfolio--with high-grade, intermediate-term tax-exempt bonds. Our goal is to hold about half of the total Portfolio in each asset class. However, for the Portfolio to retain its tax-exempt character, municipal bonds must comprise no less than 50% of its assets. With that in mind, we slightly overweight our bond position to maintain a safe cushion. (Our municipal bond position averaged about 52% of assets during 1996.)

         This slight tilt toward bonds helps explain part of our shortfall against the composite index, which is weighted for an even split between the Russell 1000 Index and the Lehman Intermediate-Term Municipal Bond Index. Because of the wide divergence in the returns of these components (+22.4% for the Russell Index versus +4.4% for the Lehman Index), even a slight nod toward bonds over stocks proved to be unfavorable.

         We note that the interest income earned by the Balanced Portfolio was fully tax-exempt and represented a yield of 5% on our average bond assets.

SOME PERSPECTIVE ON TAXES

A primary allure of our Portfolios, of course, is their tax-efficiency. We are pleased--though not surprised--to report that all three Portfolios have so far clearly demonstrated their edge over similar funds that focus on maximizing pre-tax gains. We estimate that in

--------------------------------------------------------------------
                                            DIVIDEND       AFTER-TAX
PORTFOLIO                                     YIELD         YIELD*
--------------------------------------------------------------------
Tax-Managed Growth and Income                 1.81%          1.09%
Tax-Managed Capital Appreciation              0.75           0.45
Tax-Managed Balanced                          2.83           2.68
--------------------------------------------------------------------

*Assumes maximum 39.6% marginal tax rate on dividend income.

1996 taxable capital gains distributions reduced the effective return of the average general equity fund from +19.5% on a pre-tax basis to about +16% after taxes. In sharp contrast, Tax-Managed Fund's Portfolios have realized no capital gains and therefore have distributed none. The table above shows the dividend yield and after-tax yields for each of our Portfolios.

         We emphasize that during a robust period in the stock market, as in 1995 and 1996, significant unrealized gains are generated. At year-end, the Growth and Income Portfolio had net unrealized gains of $3.39 per share, or 21% of net asset value; Capital Appreciation, $3.80 per share, or 24% of net asset value; and Balanced, $1.99 per share, or 15% of net asset value. Though we cannot guarantee that these gains--and any future gains--will remain unrealized, our portfolio turnover has remained at the low levels we envisioned for our Portfolios. In 1996, turnover for our Portfolios was a tiny fraction of the average general equity fund's 84% turnover rate (Growth and Income, 7% turnover; Capital Appreciation, 12%; and Balanced, 5%). As long as the indexes we track continue to have only small changes in composition--a virtual certainty--we expect our turnover rates to remain at minimal levels. While avoiding taxes on these gains altogether would be ideal, we must emphasize that even a temporary deferral of taxes--putting off the tax bill until the gains are someday realized--provides a significant benefit for our shareholders.

         Shareholders must always keep in mind that a surge in redemptions--potentially prompted by a steep dive in the financial markets--could force us to sell stocks and, thus, realize some of our unrealized gains. However, by imposing redemption fees (2% on shares held less than one year and 1% on shares held from one to five years), we hope to minimize participation in the Fund by short-term speculators and market-timers. So far, our strategy has paid off. Our rate of redemptions was a tiny fraction of industry levels during the year, and our assets have continued to grow at a moderate pace. Total assets of the three Portfolios stood at $815 million at the end of 1996, more than enough to ensure broad diversification and low cost, two fundamentals of the Vanguard philosophy.

LIFETIME PERFORMANCE OVERVIEW

While just above two years is far too brief a period over which to judge any mutual fund, each of the Portfolios of Vanguard Tax-Managed Fund has begun to etch out a pattern that we expect--though, of course, cannot guarantee--will solidify over time: They have closely tracked their respective indexes and have generated only a tiny amount of taxable

-------------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                               SEP. 6, 1994, TO DEC. 31, 1996
                                               --------------------------------
                                               AVERAGE         FINAL VALUE OF
                                               ANNUAL             A $10,000
                                                RATE         INITIAL INVESTMENT
-------------------------------------------------------------------------------
Tax-Managed Growth and
    Income Portfolio                            +24.5%              $16,633
Average Growth and Income Fund                  +20.4                15,387
S&P 500 Index                                   +24.5                16,619
--------------------------------------------------------------------------------
Tax-Managed Capital
    Appreciation Portfolio                      +23.0%              $16,169
Average Growth Fund                             +20.0                15,251
Russell 1000 Index                              +24.3                16,547
--------------------------------------------------------------------------------
Tax-Managed Balanced Portfolio                  +14.8%              $13,777
Average Balanced Fund*                          +15.5                13,974
Composite Index                                 +15.6                13,999
--------------------------------------------------------------------------------

*Bond component not tax-exempt.

income in the process. The table at the bottom of page 3 presents their returns since inception, along with the growth of hypothetical $10,000 investments in each of our Portfolios, their competitive groups, and their benchmark standards. We note that our Balanced Portfolio's bond component is tax-exempt, unlike that of the competitive group of balanced funds. This difference more than accounts for our shortfall in return versus the average competing fund.

         The importance of paying attention to how taxes affect mutual fund investments may well have been pushed to the back of investors' minds during the stock market's remarkable rise. But we are confident that when the market's returns revert toward historical norms (read: much lower), more attention will inevitably focus on the after-tax returns generated by mutual funds. The slice that taxes take from your investment return will become more apparent. Competitors in the tax-managed field, of which there was but one two years ago, have begun to surface, a clear acknowledgment that others are coming to share in our belief that taxes--like costs--matter.

IN SUMMARY

Most mutual fund investors understand that volatility risk is a measure of how much an investment may fluctuate in value over a given period of time. But many equity fund investors today have experienced only "upside volatility." The U.S. stock market has been rising--with only a few relatively brief setbacks--for nearly 15 years. The bond market has provided extraordinarily high returns over the same period.

         Against this backdrop, it seems appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks and bonds will enjoy a repeat of the exceptional returns of this remarkable era. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will withstand the volatility of the financial markets and be rewarded. Shareholders in our Tax-Managed Portfolios will find part of their reward in the tax-efficiency that comes from our strategy of combining low-cost indexed investing with policies designed to minimize net realized capital gains. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.


/s/  JOHN C. BOGLE                                /s/  JOHN J. BRENNAN

Chairman of the Board                             President

January 24, 1997


PORTFOLIO STATISTICS
--------------------------------------------------------------------------------------------------------------
                                       NET ASSET VALUE PER SHARE
                                              DECEMBER 31,               DISTRIBUTIONS FROM      DIVIDENDS FROM
                                       --------------------------           NET REALIZED         NET INVESTMENT
PORTFOLIO                               1995                1996            CAPITAL GAINS            INCOME
--------------------------------------------------------------------------------------------------------------
Tax-Managed Growth and Income          $13.16              $15.89               $0.00                $0.28
Tax-Managed Capital Appreciation        13.28               15.95                0.00                 0.11
Tax-Managed Balanced                    11.85               12.92                0.00                 0.36
--------------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

         The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

         With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.

----------------------------------------------------------------------------------
                                                  AVERAGE ANNUALIZED RETURNS
                                                PERIODS ENDED DECEMBER 31, 1996
                                             -------------------------------------
                                             1 YEAR        3 YEARS        5 YEARS
----------------------------------------------------------------------------------
Equity
     S&P 500 Index                            23.0%          19.7%          15.2%
     Russell 2000 Index                       16.5           13.7           15.6
     MSCI-EAFE Index                           6.4            8.6            8.5
----------------------------------------------------------------------------------
Fixed-Income
     Lehman Aggregate Bond Index               3.6%           6.0%           7.0%
     Lehman 10-Year Municipal
       Bond Index                              4.5            5.3            7.5
     Salomon 90-Day U.S. Treasury Bills        5.3            5.1            4.4
----------------------------------------------------------------------------------
Other
     Consumer Price Index                      3.3%           2.8%           2.8%
----------------------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

         When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

         Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

         Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the Euro-pean and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

         The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

PERFORMANCE SUMMARY: BALANCED PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: 9/6/94-12/31/96
----------------------------------------------------------------
                   BALANCED PORTFOLIO                 COMPOSITE*
FISCAL   CAPITAL         INCOME          TOTAL          TOTAL
YEAR     RETURN          RETURN         RETURN         RETURN
----------------------------------------------------------------
1994       -2.3%           0.9%          -1.4%          -1.5%
1995       21.0            3.5           24.5           25.5
1996        9.0            3.2           12.2           13.2
----------------------------------------------------------------

*50% Russell 1000 Index, 50% Lehman Intermediate-Term Municipal Bond Index. See Financial Highlights table on page 36 for dividend and capital gains information since the Portfolio's inception.


CUMULATIVE PERFORMANCE: 9/6/94-12/31/96
---------------------------------------------------------------------------------------------------
VTMF-         LIPPER            TAX-MANAGED     LEHMAN
BALANCED      BALANCED          BALANCED        BROTHERS              MUNICIPAL        RUSSELL 1000
PORTFOLIO     FUNDS AVERAGE     COMPOSITE       INTERMEDIATE-TERM     BOND INDEX       STOCK INDEX
1994   09     10000             10000               10000             10000                10000
1995   03     10576             10409               10580             10343                10742
1995   09     11949             11804               11883             10940                12800
1996   03     12589             12611               12680             11175                14258
1996   09     13196             13275               13311             11425                15324
1994   12      9860              9812                9854              9827                 9809
1995   06     11255             11163               11225             10636                11753
1995   12     12278             12292               12364             11215                13513
1996   06     12860             12895               12966             11223                14840
1996   12     13777             13974               13999             11704                16547


------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 1996
                                   -------------------------------       FINAL VALUE OF A
                                   1 YEAR         SINCE INCEPTION       $10,000 INVESTMENT
------------------------------------------------------------------------------------------
BALANCED PORTFOLIO*                12.21%              14.82%                 $13,777
AVERAGE BALANCED FUND              13.76               15.53                   13,974
COMPOSITE INDEX**                  13.22               15.62                   13,999
RUSSELL 1000 INDEX                 22.45               24.27                   16,547
LEHMAN INTERMEDIATE-TERM
  MUNICIPAL BOND INDEX              4.36                7.03                   11,704
------------------------------------------------------------------------------------------

 *Returns exclude the redemption fee of 2% on shares held for less than one year and 1% for shares held from one to five years.
**50% Russell 1000 Index, 50% Lehman Intermediate-Term Municipal Bond  Index.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                             INCEPTION                         -----------------------
                               DATE       1 YEAR               CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
Balanced Portfolio*           9/6/94      12.21%                11.59%  3.23%   14.82%
--------------------------------------------------------------------------------------

*Returns exclude the redemption fee of 2% on shares held for less than one year and 1% for shares held from one to five years.

PERFORMANCE SUMMARY: GROWTH AND INCOME PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/6/94-12/31/96
--------------------------------------------------------------------
                  GROWTH AND INCOME PORTFOLIO             S&P 500
FISCAL         CAPITAL         INCOME        TOTAL         TOTAL
YEAR           RETURN          RETURN       RETURN        RETURN
--------------------------------------------------------------------
1994             -2.6%           0.9%        -1.7%         -1.8%
1995             34.7            2.8         37.5          37.6
1996             20.7            2.3         23.0          23.0
--------------------------------------------------------------------

See Financial Highlights table on page 37 for dividend and capital gains information since the Portfolio's inception.


CUMULATIVE PERFORMANCE: 9/6/94-12/31/96
--------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED DECEMBER 31, 1996
                                          ----------------------------------     FINAL VALUE OF A
                                          1 YEAR           SINCE INCEPTION      $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO*              23.03%                24.55%               $16,633
AVERAGE GROWTH AND INCOME FUND            20.91                 20.43                 15,387
S&P 500 INDEX                             22.96                 24.50                 16,619
--------------------------------------------------------------------------------------------------

*Returns exclude the redemption fee of 2% on shares held for less than one year and 1% for shares held from one to five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96

----------------------------------------------------------------------------------------------------------
                                                                                SINCE INCEPTION
                                      INCEPTION                        -----------------------------------
                                        DATE         1 YEAR            CAPITAL        INCOME       TOTAL
----------------------------------------------------------------------------------------------------------
Growth and Income Portfolio*             9/6/94       23.03%            21.96%         2.59%        24.55%
----------------------------------------------------------------------------------------------------------

*Returns exclude the redemption fee of 2% on shares held for less than one year and 1% for shares held from one to five years.

PERFORMANCE SUMMARY: CAPITAL APPRECIATION PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/6/94-12/31/96

------------------------------------------------------------------------------------
                              CAPITAL APPRECIATION PORTFOLIO            RUSSELL 1000
FISCAL                   CAPITAL          INCOME            TOTAL           TOTAL
 YEAR                    RETURN           RETURN           RETURN          RETURN
------------------------------------------------------------------------------------
1994                       -0.9%            0.4%            -0.5%            -1.3%
1995                       33.5             0.9             34.4             37.8
1996                       20.1             0.8             20.9             22.4
------------------------------------------------------------------------------------

See Financial Highlights table on page 37 for dividend and capital gains information since the Portfolio's inception.


CUMULATIVE PERFORMANCE: 9/6/94-12/31/96
-----------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED DECEMBER 31, 1996
                                        -------------------------------    FINAL VALUE OF A
                                         1 YEAR       SINCE INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO*           20.92%           23.04%             $16,169
AVERAGE GROWTH FUND                       19.24            19.97               15,251
RUSSELL 1000 INDEX                        22.45            24.27               16,547
--------------------------------------------------------------------------------------------

*Returns exclude the redemption fee of 2% on shares held for less than one year and 1% for shares held from one to five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
----------------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION
                                       INCEPTION                          --------------------------------------
                                         DATE             1 YEAR          CAPITAL          INCOME        TOTAL
----------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio*          9/6/94            20.92%           22.10%           0.94%        23.04%
----------------------------------------------------------------------------------------------------------------

*Returns exclude the redemption fee of 2% on shares held for less than one year and 1% for shares held from one to five years.

PORTFOLIO PROFILE: BALANCED PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's equity and fixed-income characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 12 and 13.

TOTAL FUND CHARACTERISTICS
------------------------------------------------
Turnover Rate                                 5%
Expense Ratio                              0.20%
Cash Reserves                               0.0%


EQUITY INVESTMENT FOCUS
------------------------------------------------
[CHART]

EQUITY CHARACTERISTICS
----------------------------------------------------------------
                                                         RUSSELL
                                       BALANCED             1000
----------------------------------------------------------------
Number of Stocks                            451              991
Median Market Cap                        $11.2B           $17.8B
Price/Earnings Ratio                      21.5x            19.6x
Price/Book Ratio                           3.8x             3.4x
Yield                                      2.8%             1.9%
Return on Equity                          20.1%            19.4%
Earnings Growth Rate                      18.0%            14.4%
Foreign Holdings                           0.1%               --


TEN LARGEST HOLDINGS (% OF COMMON STOCK)
------------------------------------------------
General Electric Co.                        2.7%
The Coca-Cola Co.                           2.4
Exxon Corp.                                 2.2
Intel Corp.                                 1.8
Merck & Co., Inc.                           1.7
International Business Machines Corp.       1.4
Procter & Gamble Co.                        1.4
Johnson & Johnson                           1.2
Microsoft Corp.                             1.2
E.I. du Pont de Nemours & Co.               1.0
------------------------------------------------
Top Ten                                    17.0%
Top Ten as % of Total Net Assets            8.1%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
------------------------------------------------------------------------------------------
                                             DECEMBER 31, 1995       DECEMBER 31, 1996
                                          ------------------------------------------------
                                                  BALANCED               BALANCED
                                          ------------------------------------------------
Basic Materials   . . . . . . . .                    4.8%                   5.9%
Capital Goods & Construction  . .                    8.8                    8.5
Consumer Cyclical   . . . . . . .                   16.4                   15.0
Consumer Staples  . . . . . . . .                    9.8                    9.6
Energy  . . . . . . . . . . . . .                    5.9                    7.7
Financial   . . . . . . . . . . .                    8.4                   11.0
Health Care   . . . . . . . . . .                   14.9                   11.7
Technology  . . . . . . . . . . .                   20.9                   20.3
Transport & Services  . . . . . .                    2.2                    2.7
Utilities   . . . . . . . . . . .                    5.0                    4.5
Miscellaneous   . . . . . . . . .                    2.9                    3.1
------------------------------------------------------------------------------------------

FIXED-INCOME CHARACTERISTICS
--------------------------------------------------------
Number of Bonds                                       47
Yield to Maturity*                                  4.4%
Average Coupon                                      5.7%
Average Maturity                               6.4 years
Average Quality                                      Aa1
Average Duration                               5.1 years

*After expenses.


FIXED-INCOME INVESTMENT FOCUS
--------------------------------------------------------
[CHART]

DISTRIBUTION BY MATURITY (% OF BONDS)
-------------------------------------
Under 1 Year                    12.2%
1-5 Years                       82.8
5-10 Years                       5.0
10-20 Years                       --
20-30 Years                       --
Over 30 Years                     --
-------------------------------------
Total                          100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------
Aaa                             73.2%
Aa                               7.2
A                               11.1
Baa                              8.5
Ba                                --
B                                 --
Not Rated                         --
-------------------------------------
Total                          100.0%


LARGEST STATE CONCENTRATIONS (% OF BONDS)
-----------------------------------------
California                          19.6%
Michigan                            11.7
New York                             9.4
Massachusetts                        8.7
Texas                                8.2
Pennsylvania                         7.0
Alaska                               6.2
Ohio                                 5.2
New Jersey                           5.2
District of Columbia                 4.4
-----------------------------------------
Total                               85.6%

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolIO.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies assign ratings after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy bond issuers.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates. Callable securities trading at premium to par value are treated as coming due on their earliest redemption date.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of an equity portfolio in terms of two attributes--market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend). For instance, if the upper right box of the grid is shaded, it indicates that the portfolio emphasizes large-capitalization growth stocks.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a balanced portfolio's fixed-income segment in terms of two attributes--average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts of companies based outside the United States.

LARGEST STATE CONCENTRATIONS. An indicator of diversification. The less concentrated a portfolio's holdings of bonds, the less the portfolio will be hurt by a drop in bond prices caused by financial problems in a single state or region.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of an equity portfolio's total net assets or a balanced portfolio's equity assets in its ten largest investments (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE: GROWTH AND INCOME PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 12 and 13.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------
                          GROWTH AND
                              INCOME             S&P 500
--------------------------------------------------------
Number of Stocks                 516                 500
Median Market Cap             $25.6B              $24.5B
Price/Earnings Ratio           19.6x               19.6x
Price/Book Ratio                3.4x                3.4x
Yield                           1.8%                2.0%
Return on Equity               19.7%               19.6%
Earnings Growth Rate           13.5%               13.5%
Foreign Holdings                3.7%                3.7%
Turnover Rate                     7%                  --
Expense Ratio                  0.20%                  --
Cash Reserves                   0.0%                  --


EQUITY INVESTMENT FOCUS
------------------------------------------
[CHART]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------------------
General Electric Co.                                 3.0%
The Coca-Cola Co.                                    2.3
Exxon Corp.                                          2.2
Intel Corp.                                          2.0
Microsoft Corp.                                      1.8
Merck & Co., Inc.                                    1.7
Royal Dutch Petroleum Co. ADR                        1.6
Philip Morris Cos., Inc.                             1.6
International Business Machines Corp.                1.5
Procter & Gamble Co.                                 1.3
---------------------------------------------------------
Top Ten                                             19.0%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------------
                                            DECEMBER 31, 1995          DECEMBER 31, 1996
                                        ----------------------------------------------------
                                               GROWTH AND        GROWTH AND
                                                 INCOME            INCOME            S&P 500
                                        ----------------------------------------------------
Basic Materials   . . . . . . . .                  6.6%              5.9%               6.2%
Capital Goods & Construction  . .                  8.4               8.5                8.4
Consumer Cyclical   . . . . . . .                 12.5              12.2               12.1
Consumer Staples  . . . . . . . .                 12.4              12.1               12.4
Energy  . . . . . . . . . . . . .                  9.7               9.6                9.7
Financial   . . . . . . . . . . .                 13.3              14.8               15.0
Health Care   . . . . . . . . . .                 11.0              10.3               10.4
Technology  . . . . . . . . . . .                  9.4              13.4               12.1
Transport & Services  . . . . . .                  1.6               1.4                1.5
Utilities   . . . . . . . . . . .                 13.0               9.8                9.9
Miscellaneous   . . . . . . . . .                  2.1               2.0                2.3
--------------------------------------------------------------------------------------------

PORTFOLIO PROFILE: CAPITAL APPRECIATION PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 12 and 13.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------
                                         CAPITAL          RUSSELL
                                    APPRECIATION             1000
-----------------------------------------------------------------
Number of Stocks                             509              991
Median Market Cap                          $8.3B           $17.8B
Price/Earnings Ratio                       22.2x            19.6x
Price/Book Ratio                            3.7x             3.4x
Yield                                       0.8%             1.9%
Return on Equity                           20.3%            19.4%
Earnings Growth Rate                       18.2%            14.4%
Foreign Holdings                            0.1%               --
Turnover Rate                                12%               --
Expense Ratio                              0.20%               --
Cash Reserves                               0.1%               --


EQUITY INVESTMENT FOCUS
-----------------------------------------------------------------
[CHART]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------
General Electric Co.                             2.7%
The Coca-Cola Co.                                2.2
Intel Corp.                                      2.0
Merck & Co., Inc.                                1.7
Exxon Corp.                                      1.5
International Business Machines Corp.            1.4
Procter & Gamble Co.                             1.3
Microsoft Corp.                                  1.3
Philip Morris Cos., Inc.                         1.2
Johnson & Johnson                                1.2
-----------------------------------------------------
Top Ten                                         16.5%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
----------------------------------------------------------------------------------
                                           DECEMBER 31, 1995     DECEMBER 31, 1996
                                        ------------------------------------------
                                                 CAPITAL               CAPITAL
                                               APPRECIATION         APPRECIATION
                                        ------------------------------------------
Basic Materials   . . . . . . . .                  5.2%                  5.0%
Capital Goods & Construction  . .                  8.7                   9.3
Consumer Cyclical   . . . . . . .                 17.2                  16.9
Consumer Staples  . . . . . . . .                  9.4                   9.3
Energy  . . . . . . . . . . . . .                  5.8                   5.8
Financial   . . . . . . . . . . .                  9.1                  10.3
Health Care   . . . . . . . . . .                 13.6                  12.6
Technology  . . . . . . . . . . .                 20.2                  22.5
Transport & Services  . . . . . .                  2.4                   2.3
Utilities   . . . . . . . . . . .                  5.6                   3.0
Miscellaneous   . . . . . . . . .                  2.8                   3.0
----------------------------------------------------------------------------------

[PHOTO]

FINANCIAL STATEMENTS
DECEMBER 31, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. The Balanced and Capital Appreciation Portfolios' common stocks are grouped and subtotaled by industry sector; the Growth and Income Portfolio's S&P 500 Index common stocks are listed in descending market value order. The Balanced Portfolio's municipal bond holdings are grouped and subtotaled by state. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
BALANCED PORTFOLIO                                     SHARES               (000)
----------------------------------------------------------------------------------
COMMON STOCKS (47.8%)
----------------------------------------------------------------------------------
BASIC MATERIALS (2.8%)
# Airgas, Inc.                                          2,700         $        59
  Albemarle Corp.                                       2,300                  42
  Allegheny Teledyne Inc.                                 577                  13
# Alumax, Inc.                                          1,700                  57
  Aluminum Co. of America                               1,100                  70
# Bethlehem Steel Corp.                                   350                   3
  Champion International Corp.                          1,300                  56
  E.I. du Pont de Nemours & Co.                         3,300                 312
# FMC Corp.                                               400                  28
# Fort Howard Corp.                                     2,400                  66
  Freeport-McMoRan Copper &
    Gold Inc. Class B                                   1,263                  38
  Freeport-McMoRan, Inc.                                  816                  26
  Georgia Gulf Corp.                                    1,500                  40
  W.R. Grace & Co.                                        900                  47
  Great Lakes Chemical Corp.                              400                  19
  Homestake Mining Co.                                    200                   3
  IMC Global Inc.                                       1,200                  47
  International Paper Co.                               1,900                  77
# International Specialty
    Products, Inc.                                      4,500                  55
  Kimberly-Clark Corp.                                  1,536                 146
  Louisiana-Pacific Corp.                                 600                  13
  LTV Corp.                                             1,000                  12
  Mallinckrodt Inc.                                     1,000                  44
  Monsanto Co.                                          2,500                  97
  Morton International, Inc.                            1,500                  61
  Newmont Gold Co.                                        200                   9
  Newmont Mining Corp.                                    400                  18
  Nucor Corp.                                           1,000                  51
  Praxair, Inc.                                         1,500                  69
  Reynolds Metals Co.                                     900                  51
  St. Joe Corp.                                           700                  46
  Santa Fe Pacific Gold Corp.                           1,640                  25
  A. Schulman Inc.                                        700                  17
  Sigma Aldrich Corp.                                   1,000                  62
  Stone Container Corp.                                   400                   6
                                                                    -------------
                                                                            1,785
                                                                    -------------
CAPITAL GOODS & CONSTRUCTION (4.1%)
  AGCO Corp.                                            1,400                  40
  The Boeing Co.                                        2,200                 234
  Caterpillar, Inc.                                     1,400                 105
  Centex Corp.                                            200                   7
  Clayton Homes Inc.                                    2,539                  34
  Cummins Engine Co., Inc.                                400                  18
  Danaher Corp.                                         1,000                  47
  Duracell International, Inc.                            500                  35
  Emerson Electric Co.                                  1,200                 116
  Fluor Corp.                                             800                  50
  General Electric Co.                                  8,200                 811
# General Instrument Corp.                                400                   9
  W.W. Grainger, Inc.                                     600                  48
  Illinois Tool Works, Inc.                               800                  64
  Lockheed Martin Corp.                                 1,300                 119
  Martin Marietta Materials, Inc.                         400                   9
  McDonnell Douglas Corp.                               1,800                 115
  Millipore Corp.                                         400                  17
  Owens Corning                                           700                  30

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                       SHARES               (000)
----------------------------------------------------------------------------------
  Raychem Corp.                                           200        $         16
  Raytheon Co.                                          1,800                  87
# Republic Industries, Inc.                             2,000                  62
  Schuller Corp.                                        2,500                  27
  Thermo Electron Corp.                                 1,850                  76
# Thermo Fibertek, Inc.                                 1,800                  17
# Thermo Instrument Systems, Inc.                       1,312                  43
  Tyco International Ltd.                               1,434                  76
# USG Corp.                                             1,100                  37
  WMX Technologies Inc.                                 3,000                  98
  Westinghouse Electric Corp.                           3,600                  72
  Wheelabrator Technologies, Inc.                       1,500                  24
  York International Corp.                                600                  34
                                                                    -------------
                                                                            2,577
                                                                    -------------
CONSUMER CYCLICAL (7.2%)
# AutoZone, Inc.                                        2,300                  63
# BHC Communications, Inc. Class A                        300                  30
  Bandag, Inc.                                            300                  14
# Barnes & Noble Inc.                                     700                  19
# Bed Bath & Beyond, Inc.                                 400                  10
# Brinker International, Inc.                             900                  14
# CUC International, Inc.                               3,300                  78
# CableVision Systems Corp. Class B                       200                   6
# Choice Hotels Corp. Inc.                                800                  14
# Chris-Craft Industries, Inc.                            742                  31
  Chrysler Corp.                                        3,732                 123
  Circuit City Stores, Inc.                             1,000                  30
# Circus Circus Enterprises Inc.                        1,700                  58
# Coleman Inc.                                          1,400                  19
  Comcast Corp. Class A Special                         2,400                  43
# Consolidated Stores, Inc.                             1,750                  56
# Cox Communications Class A                            2,400                  56
  Cracker Barrel Old Country
    Stores, Inc.                                        1,100                  28
  Dillard Department Stores Class A                     1,600                  49
  The Walt Disney Co.                                   2,700                 188
  Eastman Kodak Co.                                     2,000                 161
# Eckerd Corp.                                            785                  25
# Electronic Arts Inc.                                  1,200                  36
  Fastenal Co.                                            400                  18
# Federated Department Stores                           1,800                  61
  Ford Motor Co.                                        5,300                 169
# Fruit of the Loom, Inc.                                 900                  34
  The Gap, Inc.                                         2,000                  60
  General Motors Corp.                                  4,200                 234
# General Nutrition Cos., Inc.                          3,300                  56
# GTech Holdings Corp.                                  1,700                  54
# HFS Inc.                                              1,800                 108
# HSN, Inc.                                               900                  21
  Harley-Davidson, Inc.                                 1,400                  66
# Harrah's Entertainment, Inc.                            700                  14
  Hasbro, Inc.                                            900                  35
  Home Depot, Inc.                                      2,900                 145
# Host Marriott                                         2,100                  34
# Host Marriott Services                                  420                   4
# ITT Corp.                                               600                  26
  ITT Industries, Inc.                                    600                  15
# Infinity Broadcasting Corp.                           3,075                 103
  International Game Technology                           200                   4
# Jones Apparel Group, Inc.                             1,800                  67
# Kmart Corp.                                           4,800                  50
# K-III Communications Corp.                            1,400                  15
# King World Productions, Inc.                          1,600                  59
# Kohls Corp.                                           1,200                  47
  La Quinta Inns Inc.                                     450                   9
# Lear Corp.                                            1,100                  38
# Liberty Media Group Class A                             675                  19
  The Limited, Inc.                                     1,469                  27
# Lin Television                                          750                  32
  Lowe's Cos., Inc.                                     1,400                  50
# LucasVarity PLC ADR                                   1,656                  63
# MGM Grand Inc.                                          800                  28
  Marriott International                                1,200                  66
# Marvel Entertainment Group                              700                   1
  Mattel, Inc.                                          2,187                  61
  McDonald's Corp.                                      3,400                 154
# Micro Warehouse Inc.                                    300                   3
# Mirage Resorts, Inc.                                  2,700                  58
  Newell Co.                                            1,800                  57
  Nike, Inc. Class B                                    1,200                  72
# Nine West Group, Inc.                                   800                  37
  Nordstrom, Inc.                                         500                  18
# Office Depot, Inc.                                    1,000                  18
# Officemax Inc.                                        2,100                  22
# Outback Steakhouse                                      100                   3
  Pep Boys (Manny, Moe & Jack)                            200                   6
# PETsMART, Inc.                                        1,800                  39
# Price/Costco Inc.                                     2,400                  60
# Promus Hotel Corp.                                      400                  12
  Reebok International Ltd.                               100                   4
# Revco Drug Stores, Inc.                               1,100                  41
  Rubbermaid, Inc.                                      1,800                  41
  Russell Corp.                                           600                  18
# Scholastic Corp.                                        600                  40
# Spiegel, Inc. Class A                                 5,800                  41
# Staples, Inc.                                         2,250                  41
  Sunbeam Corp.                                           900                  23
  Talbots Inc.                                             50                   1
  Tandy Corp.                                             100                   5
# Tele-Communications, Inc.
    Class A                                             2,000                  26
  Time Warner, Inc.                                     3,200                 120
# Toys R Us, Inc.                                       2,100                  63
# U S WEST Media Group                                  4,000                  74
# Viacom International Inc. Class A                       548                  19
# Viacom International Inc. Class B                     1,763                  61
# Viking Office Products                                1,400                  37
  Wal-Mart Stores, Inc.                                 7,000                 160
  Walgreen Co.                                          2,000                  80
  Warnaco Group                                         1,300                  39
                                                                    -------------
                                                                            4,537
                                                                    -------------
CONSUMER STAPLES (4.6%)
  Alberto-Culver Co. Class B                              800                  38
  Albertson's, Inc.                                     2,000                  71
  Archer-Daniels-Midland Co.                            4,914                 108
  The Coca-Cola Co.                                    13,600                 716
  Coca-Cola Enterprises, Inc.                           1,300                  63
  Crown Cork & Seal Co., Inc.                             900                  49
  Dole Food Co.                                           400                  14
  Gillette Co.                                          2,900                 225
  IBP, Inc.                                             2,100                  51
# Jefferson Smurfit Corp.                               4,100                  66

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
----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
BALANCED PORTFOLIO                                     SHARES               (000)
----------------------------------------------------------------------------------
  Kellogg Co.                                             400         $        26
# The Kroger Co.                                        1,400                  65
# Owens-Illinois, Inc.                                  2,000                  46
  PepsiCo, Inc.                                         9,000                 263
  Philip Morris Cos., Inc.                              2,100                 236
  Procter & Gamble Co.                                  3,800                 409
  RJR Nabisco Holdings Corp.                            1,460                  50
# Safeway, Inc.                                         2,400                 103
  Schweitzer-Mauduit
    International, Inc.                                   600                  19
# Southland Corp.                                      17,200                  50
# Starbucks Corp.                                         400                  11
  Sysco Corp.                                           1,500                  49
  Tyson Foods, Inc.                                     1,600                  55
# Vons Cos., Inc.                                       1,100                  66
  Wrigley, (Wm.) Jr. Co.                                  800                  45
                                                                    -------------
                                                                            2,894
                                                                    -------------
ENERGY (3.7%)
  Amerada Hess Corp.                                    1,200                  69
  Amoco Corp.                                           2,900                 233
  Anadarko Petroleum Corp.                                600                  39
  Burlington Resources, Inc.                            1,100                  55
# CalEnergy Inc.                                        1,500                  50
# Chesapeake Energy Corp.                                 800                  45
  Coastal Corp.                                         1,500                  73
# Diamond Offshore Drilling, Inc.                         800                  46
  El Paso Natural Gas                                     111                   6
  Enron Oil & Gas Co.                                   1,600                  40
# ENSCO International, Inc.                             1,000                  48
  ENSERCH Corp.                                         2,100                  48
  Exxon Corp.                                           6,700                 657
# Global Marine, Inc.                                   2,500                  52
  Mobil Corp.                                           2,300                 281
  NGC Corp.                                             2,800                  65
  Noble Affiliates, Inc.                                1,200                  57
# Oryx Energy Co.                                       2,500                  62
  Pogo Producing Co.                                    1,200                  57
# Rowan Cos., Inc.                                      2,900                  66
# Santa Fe Energy Resources, Inc.                       3,300                  46
# Seagull Energy Corp.                                    900                  20
# Smith International, Inc.                             1,400                  63
  Transocean Offshore Inc.                                800                  50
  Union Pacific Resources Group, Inc.                     304                   9
# Weatherford Enterra Inc.                              1,100                  33
# Western Atlas Inc.                                      900                  64
                                                                    -------------
                                                                            2,334
                                                                    -------------
FINANCIAL (5.2%)
  AFLAC, Inc.                                           1,800                  77
  Advanta Corp. Class A                                   200                   9
  Aetna Inc.                                              269                  22
  Aetna Inc. Pfd. 6.25%  Series C                          89                   7
  American International Group, Inc.                    2,400                 260
  BankAmerica Corp.                                     2,300                 229
# CNA Financial Corp.                                     400                  43
  Capital One Financial Corp.                             900                  32
  Citicorp                                              2,900                 299
  Conseco Co., Inc.                                     1,208                  77
# ContiFinancial Corp.                                  1,700                  61
  Dean Witter Discover & Co.                            1,200                  80
# Dime Bancorp, Inc.                                    4,000                  59
  The Equitable Cos.                                    1,600                  39
  Federal Home Loan
    Mortgage Corp.                                      1,100                 121
  Federal National Mortgage Assn.                       5,700                 212
  First Empire State Corp.                                500                 144
  First USA Inc.                                        2,000                  69
  Franklin Resources Corp.                              1,000                  68
  General Re Corp.                                        400                  63
  Golden West Financial Corp.                             900                  57
  Green Tree Financial Corp.                            1,600                  62
  ITT Hartford Group, Inc.                              1,000                  68
  Lehman Brothers Holdings, Inc.                          400                  13
  Leucadia National Corp.                               1,200                  32
  MGIC Investment Corp.                                   700                  53
  Merrill Lynch & Co., Inc.                             1,200                  98
  The Money Store                                         800                  22
  Morgan Stanley Group, Inc.                            1,200                  69
  The PMI Group Inc.                                      800                  44
  Price Enterprises, Inc.                               1,400                  24
  Progressive Corp. of Ohio                             1,000                  67
  Salomon, Inc.                                           500                  24
  Charles Schwab Corp.                                  2,000                  64
  State Street Boston Corp.                             1,200                  77
  SunAmerica Inc.                                         600                  27
  Transatlantic Holdings                                  400                  32
  Travelers/Aetna Property Casualty
    Corp. Class A                                       1,200                  42
  Travelers Group Inc.                                  3,800                 172
  20th Century Industries of CA                         1,300                  22
  UNUM Corp.                                              900                  65
  Wells Fargo & Co.                                       600                 162
  Zions Bancorp.                                          400                  41
                                                                    -------------
                                                                            3,308
                                                                    -------------
HEALTH CARE (5.6%)
  Abbott Laboratories                                   4,100                 209
# ALZA Corp.                                            1,100                  29
# Amgen, Inc.                                           1,900                 103
# Apria Healthcare                                      2,500                  47
  Becton, Dickinson & Co.                               1,200                  52
# Beverly Enterprises Inc.                              2,200                  28
# Biogen, Inc.                                          1,200                  46
  Biomet, Inc.                                          1,600                  24
# Boston Scientific Corp.                               1,100                  66
  Cardinal Health, Inc.                                 1,350                  79
# Centocor, Inc.                                        1,200                  43
# Chiron Corp.                                          1,940                  36
  Columbia/HCA Healthcare Corp.                         4,302                 175
  Dentsply International                                1,200                  57
# FHP International Corp.                               1,400                  52
# Forest Laboratories, Inc.                               300                  10
# Foundation Health Co.                                 1,300                  41
# Fresenius Medical Care AG ADR                           944                  26
# Genzyme Corp.                                         2,300                  50
# Genzyme Corp. Tissue Repair                             108                   1
  Guidant Corp.                                           900                  51
# Health Management Associates
    Class A                                             2,250                  51
# Health Systems                                        1,400                  35
# Healthcare & Retirement Corp.                         1,900                  54
# HealthCare Compare Corp.                              1,200                  51
# Healthsource, Inc.                                      600                   8
# HEALTHSOUTH Corp.                                     1,700                  66

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
----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                       SHARES               (000)
----------------------------------------------------------------------------------
# Humana, Inc.                                          2,000         $        38
  IVAX Corp.                                            1,200                  12
  Johnson & Johnson                                     7,402                 368
  Manor Care Inc.                                         800                  22
# Medaphis Corp.                                          700                   8
# Medpartners Inc.                                      1,452                  30
  Medtronic, Inc.                                       1,600                 109
  Merck & Co., Inc.                                     6,300                 499
# OrNda Healthcorp                                      1,900                  55
# Oxford Health Plan                                    1,600                  94
# Pacificare Health Systems Inc.
    Class A                                               400                  32
# Pacificare Health Systems Inc.
    Class B                                               100                   8
  Pfizer, Inc.                                          3,100                 257
  Pharmacia & Upjohn, Inc.                              2,500                  99
# Quorum Health Group, Inc.                             2,100                  62
# St. Jude Medical, Inc.                                1,200                  51
# R. P. Scherer Corp.                                   1,000                  50
  Stryker Corp.                                         1,200                  36
# Sybron International Corp.                            2,000                  66
# Tenet Healthcare Corp.                                2,562                  56
  United Healthcare Corp.                                 800                  36
  United States Surgical Corp.                          1,300                  51
# Value Health, Inc.                                      100                   2
  Wellpoint Health Networks Inc.
    Class A                                               233                   8
                                                                    -------------
                                                                            3,539
                                                                    -------------
TECHNOLOGY (9.7%)
# ADC Telecommunications, Inc.                          1,900                  59
# Adaptec, Inc.                                         1,800                  72
  Adobe Systems, Inc.                                     100                   4
# Adtran, Inc.                                            400                  17
# Advanced Micro Devices, Inc.                            500                  13
# Amdahl Corp.                                          2,300                  28
# American Power Conversion Corp.                         100                   3
# Amphenol Corp.                                        2,900                  65
# Analog Devices, Inc.                                  1,500                  51
# Andrew Corp.                                            900                  48
# Apple Computer, Inc.                                  1,100                  23
# Applied Materials, Inc.                               1,200                  43
# Arrow Electronics, Inc.                                 700                  37
# Ascend Communications, Inc.                           1,000                  62
# Associated Group, Inc.                                   50                   1
# Associated Group, Inc. Class B                           50                   1
# Atmel Corp.                                           1,200                  40
  Automatic Data Processing, Inc.                       2,000                  86
# BMC Software, Inc.                                    2,000                  83
# Bay Networks Inc.                                     1,035                  22
# Cabletron Systems, Inc.                               1,300                  43
# Cascade Communications Corp.                          1,200                  66
# Ceridian Corp.                                          800                  32
# Cirrus Logic                                          1,600                  25
# Cisco Systems, Inc.                                   4,600                 293
# Compaq Computer Corp.                                 2,100                 156
  Computer Associates
    International, Inc.                                 2,025                 101
# Computer Sciences Corp.                                 900                  73
# DSC Communications Corp.                                700                  12
# Dell Computer                                         2,400                 127
# Digital Equipment Corp.                               1,500                  55
# EMC Corp.                                             2,000                  66
  Electronic Data Systems Corp.                         1,900                  82
  First Data Corp.                                      3,184                 116
# FIserv, Inc.                                          1,400                  51
# Gateway 2000 Inc.                                     1,100                  59
# Glenayre Technologies, Inc.                           1,350                  29
  HBO & Co.                                             1,200                  71
  Hewlett-Packard Co.                                   4,000                 201
# Informix Corp.                                        1,800                  37
# Input/Output, Inc.                                    1,600                  30
  Intel Corp.                                           4,200                 550
  International Business
    Machines Corp.                                      2,800                 423
# Intuit, Inc.                                            400                  13
# KLA Instruments Corp.                                   400                  14
# Komag, Inc.                                           1,900                  51
# LSI Logic Corp.                                       1,800                  48
# LAM Research Corp.                                      300                   8
  Lucent Technologies, Inc.                             2,119                  98
# MEMC Electronic Materials, Inc.                       2,800                  63
# MFS Communications Co., Inc.                          1,900                 103
# Marquette Medical Systems
    Class A                                               400                   9
# Maxim Integrated Products, Inc.                         400                  17
  Micron Technology Inc.                                1,200                  35
# Microsoft Corp.                                       4,400                 363
  Molex, Inc.                                             937                  36
  Motorola, Inc.                                        1,500                  92
# National Semiconductor Corp.                          1,300                  32
# Nextel Communications                                   900                  12
# Novell, Inc.                                          2,900                  27
# Octel Communications Corp.                            1,900                  33
# Oracle Corp.                                          3,300                 137
# Paging Network, Inc.                                  2,400                  37
# Pairgain Technologies, Inc.                           1,400                  43
# PanAmSat Corp.                                        1,200                  34
# Parametric Technology Corp.                           1,600                  82
# Peoplesoft Inc.                                       1,000                  48
# Premisys Communications, Inc.                         1,000                  34
# Qualcomm, Inc.                                        1,000                  40
# Quantum Corp.                                         2,500                  71
  Scientific-Atlanta, Inc.                                200                   3
# Seagate Technology                                    4,790                 189
  Sensormatic Electronics Corp.                            50                   1
# Silicon Graphics, Inc.                                2,200                  56
# Solectron Corp.                                         800                  43
# Storage Technology Corp.                                800                  38
# Sun Microsystems, Inc.                                3,600                  92
# Sybase, Inc.                                            300                   5
# Synopsys, Inc.                                        1,200                  55
# TCI Satellite Entertainment, Inc.
    Class A                                               200                   2
# Tandem Computers, Inc.                                  600                   8
# Tellabs, Inc.                                         2,400                  90
# Teradyne, Inc.                                        3,600                  88
  Texas Instruments, Inc.                               1,300                  83
# 3 Com Corp.                                           1,200                  88
# 360 Communications Co.                                2,066                  48
# U.S. Robotics Corp.                                     800                  58
# Unisys Corp.                                          1,700                  11
# United States Cellular                                1,200                  33





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
----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
BALANCED PORTFOLIO                                     SHARES               (000)
----------------------------------------------------------------------------------
  Varian Associates, Inc.                                 200         $        10
# Vishay Intertechnology, Inc.                          1,323                  31
# Xilinx, Inc.                                          1,200                  44
                                                                    -------------
                                                                            6,112
                                                                    -------------
TRANSPORT & SERVICES (1.3%)
# AMR Corp.                                               800                  70
# Atlas Air, Inc.                                       1,000                  47
  Burlington Northern Santa Fe Corp.                    1,246                 108
  Consolidated Freightways Corp.                          450                   4
# Consolidated Freightways, Inc.                          900                  20
  Delta Air Lines, Inc.                                   500                  35
# Federal Express Corp.                                 1,400                  62
# Fritz Cos., Inc.                                      3,800                  47
  Kansas City Southern
    Industries, Inc.                                    1,000                  45
# Newport News Shipbuilding Inc.                          240                   4
# Northwest Airlines Corp. Class A                      1,200                  47
  Pittston Brink's Group                                  800                  22
  Pittston Burlington Group                               400                   8
  Southwest Airlines Co.                                1,600                  36
# UAL Corp.                                             1,200                  75
  Union Pacific Corp.                                     359                  21
# USAir Group, Inc.                                     3,800                  89
# Wisconsin Central
    Transportation Corp.                                1,800                  71
                                                                    -------------
                                                                              811
                                                                    -------------
UTILITIES (2.2%)
# AES Corp.                                             1,400                  65
  AT&T Corp.                                            4,300                 187
# AirTouch Communications, Inc.                         4,000                 101
  BellSouth Corp.                                       6,000                 242
  Century Telephone Enterprises, Inc.                   1,500                  46
  CINergy Corp.                                         1,700                  57
  Columbia Gas Systems, Inc.                            1,000                  64
  Frontier Corp.                                        1,600                  36
# LCI International, Inc.                               1,400                  30
  MCI Communications Corp.                              4,700                 153
# Niagara Mohawk Power Corp.                            5,900                  58
  SBC Communications Inc.                               1,772                  92
  Sprint Corp.                                          3,200                 128
  Telephone & Data Systems, Inc.                          500                  18
# WorldCom, Inc.                                        3,562                  93
                                                                    -------------
                                                                            1,370
                                                                    -------------
MISCELLANEOUS (1.4%)
  Alco Standard Corp.                                   1,200                  62
# Alleghany Corp.                                         206                  44
  AlliedSignal Inc.                                     1,700                 114
  Cintas Corp.                                            200                  12
  Cognizant Corp.                                       1,700                  56
# Coltec Inc.                                           1,100                  21
# Imation Corp.                                           920                  26
# Litton Industries, Inc.                               1,200                  57
  Loews Corp.                                             800                  75
  Manpower Inc.                                           900                  29
  Mark IV Industries, Inc.                                441                  10
  Minnesota Mining &
    Manufacturing Co.                                   2,500                 207
  Olsten Corp.                                            300                   5
# Robert Half International, Inc.                       1,100                  38
  Stewart Enterprises, Inc. Class A                     1,500                  51
  Tenneco, Inc.                                         1,200                  54
  Total System Services, Inc.                             800                  21
                                                                    -------------
                                                                              882
                                                                    -------------
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $21,259)                                                           30,149
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
----------------------------------------------------------------------------------
MUNICIPAL BONDS (54.0%)
----------------------------------------------------------------------------------
ALASKA (3.3%)
Alaska Housing Finance Corp. VRDO
  4.15%, 1/8/97                                        $1,000               1,000
North Slope AK Borough GO
  7.50%, 6/30/01 (3)                                    1,000               1,121
                                                                    -------------
                                                                            2,121
                                                                    -------------
CALIFORNIA (10.6%)
California GO
  6.40%, 2/1/06 (1)                                       500                 557
  10.00%, 4/1/98                                          400                 430
Clovis CA Unified School Dist.
  0.00%, 8/1/05 (3)                                     2,000               1,310
Los Angeles CA Waste Water System
  5.75%, 6/1/10 (1)                                       400                 411
Orange County CA Muni. Water Dist.
  COP (Allen McColloch Pipeline)
  4.80%, 7/1/03 (1)                                     1,235               1,253
Sacramento County CA TRAN
  4.50%, 9/30/97                                        1,000               1,008
South Orange County CA Public
  Finance Auth.
  7.00%, 9/1/06 (1)                                       875               1,010
Univ. of CA (Multiple Purpose Project)
  12.00%, 9/1/03 (2)                                      500                 707
                                                                    -------------
                                                                            6,686
                                                                    -------------
DISTRICT OF COLUMBIA (2.4%)
District of Columbia GO
 6.75%, 6/1/05 (2)                                      1,400               1,494
                                                                    -------------

FLORIDA (1.4%)
Dade County FL School Dist.
  7.375%, 7/1/99 (Prere.)                                 400                 438
Dade County FL Water & Sewer
  System Rev. VRDO
  4.00%, 1/8/97 (3)                                       439                 439
                                                                    -------------
                                                                              877
                                                                    -------------
ILLINOIS (0.7%)
Illinois Sales Tax Rev.
  7.20%, 6/15/99 (Prere.)                                 400                 435
                                                                    -------------

KENTUCKY (0.7%)
Kentucky Property & Buildings
  Comm.
  5.80%, 9/1/06                                           400                 422
                                                                    -------------

----------------------------------------------------------------------------------
                                                         FACE              MARKET
                                                       AMOUNT              VALUE*
                                                        (000)               (000)
----------------------------------------------------------------------------------
LOUISIANA (1.7%)
Louisiana GO
  6.00%, 8/1/01 (3)                                    $1,000         $     1,062
                                                                    -------------

MARYLAND (0.6%)
Maryland Dept. of Transp.
  5.20%, 9/15/04                                          400                 413
                                                                    -------------

MASSACHUSETTS (4.7%)
Massachusetts Bay Transp. Auth.
  6.25%, 3/1/05                                         1,000               1,093
Massachusetts GO
  7.25%, 7/1/98 (Prere.)                                  500                 531
Massachusetts Ind. Finance Agency
  Rev. (Refusetech Inc. Project)
  6.30%, 7/1/05                                         1,000               1,050
Massachusetts Water
Resources Auth.
  5.75%, 8/1/10 (1)                                       300                 310
                                                                    -------------
                                                                            2,984
                                                                    -------------
MICHIGAN (6.3%)
Dickinson County MI Memorial Hosp.
  System Rev.
  7.625%, 11/1/05                                         500                 522
Greater Detroit MI Resource
  Recovery Auth.
  6.25%, 12/13/06 (2)                                   1,200               1,313
Michigan Environmental
  Protection Program
  6.25%, 11/1/08 (Prere.)                               1,000               1,102
Michigan Housing Dev. Auth. Rental
  Housing Rev.
   6.30%, 4/1/04                                        1,000               1,051
                                                                    -------------
                                                                            3,988
                                                                    -------------
NEVADA (1.2%)
Clark County NV School Dist. GO
  6.00%, 6/15/99 (3)                                      700                 730
                                                                    -------------

NEW JERSEY (2.8%)
New Jersey Econ. Dev. Auth.
  Market Transition Fac.
  5.70%, 7/1/05 (1)                                       400                 421
New Jersey Health Care Fac.
   Finance Auth.
  (Atlantic City Medical Center)
  6.80%, 7/1/05                                         1,000               1,086
New Jersey Transp. Trust Fund
  6.00%, 6/15/08                                          250                 269
                                                                    -------------
                                                                            1,776
                                                                    -------------

NEW YORK (5.1%)
New York City NY GO
  6.375%, 8/15/09                                         640                 668
  7.10%, 8/15/07                                          500                 541
New York City NY Muni. Finance
  Auth. Water & Sewer System
  Rev. VRDO
  5.00%, 1/3/97 (3)                                       575                 575
New York Environmental Fac. Corp.
  PCR (State Water Revolving Fund)
  6.35%, 6/15/06                                          520                 574
New York State Dormitory Auth.
  (State Univ.)
  5.375%, 5/15/07 (2)                                     400                 416
New York State Thruway Service
  Contract Local Highway/Building
  5.40%, 4/1/05 (1)                                       400                 416
                                                                    -------------
                                                                            3,190
                                                                    -------------

OHIO (2.8%)
Ohio Public Fac. Comm.
  5.50%, 12/1/06 (1)                                      400                 415
Ohio Water Dev. Auth.
  5.75%, 12/1/05 (1)                                      540                 573
  6.00%, 12/1/08 (2)                                      750                 795
                                                                    -------------
                                                                            1,783
                                                                    -------------

PENNSYLVANIA (3.8%)
Pennsylvania Higher Educ. Fac.
  Health Services (Allegheny
  Delaware Valley Obligation Group)
  5.00%, 11/15/06 (1)                                   1,125               1,126
Pennsylvania Turnpike Comm. Rev.
  7.625%, 12/1/99 (Prere.)                                500                 555
Sayre PA Health Care Fac. Auth. VRDO
  4.00%, 1/8/97 (2)                                       700                 700
                                                                    -------------
                                                                            2,381
                                                                    -------------

TEXAS (4.4%)
Harris County TX Toll Road VRDO
  4.05%, 1/8/97                                           660                 660
Houston TX Hotel Occupancy
  5.25%, 7/1/07 (4)                                       500                 505
San Antonio TX Water Rev.
  6.50%, 5/15/10 (1)                                      500                 545
Univ. of Texas Permanent Fund
  6.00%, 7/1/06                                         1,000               1,089
                                                                    -------------
                                                                            2,799
                                                                    -------------
UTAH (0.4%)
Salt Lake County UT Building Auth.
  Lease Rev.
   5.90%, 10/1/06 (1)                                      260                277
                                                                    -------------

WEST VIRGINIA (1.1%)
West Virginia School Building Auth.
  Capital Improvement Rev.
  5.625%, 7/1/02                                          655                 691
                                                                    -------------
----------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $33,282)                                                           34,109
----------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
  (COST $54,541)                                                           64,258
----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
----------------------------------------------------------------------------------
Other Assets--Notes B and E                                                   715
Liabilities--Note E                                                        (1,845)
                                                                    -------------
                                                                           (1,130)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
BALANCED PORTFOLIO                                                          (000)
----------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------
Applicable to 4,884,555 outstanding
  $.001 par value shares
  (authorized 250,000,000 shares)                                         $63,128
==================================================================================

NET ASSET VALUE PER SHARE                                                  $12.92
==================================================================================

* See Note A in Notes to Financial Statements.
# Non-Income Producing Security.
ADR--American Depository Receipt.
COP--Certificate of Participation.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are
guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the
municipal bonds.

----------------------------------------------------------------------------------
                                                       AMOUNT                 PER
                                                        (000)               SHARE
----------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
Paid in Capital                                       $53,608              $10.97
Overdistributed Net
  Investment Income                                       (29)               (.01)
Accumulated Net Realized
  Losses--Note C                                         (168)               (.03)
Unrealized Appreciation--Note D                         9,717                1.99
----------------------------------------------------------------------------------
NET ASSETS                                            $63,128              $12.92
==================================================================================

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
----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
GROWTH AND INCOME PORTFOLIO                            SHARES               (000)
----------------------------------------------------------------------------------
COMMON STOCKS (100.2%)
----------------------------------------------------------------------------------
  General Electric Co.                                 70,136         $     6,935
  The Coca-Cola Co.                                   100,826               5,306
  Exxon Corp.                                          53,237               5,217
  Intel Corp.                                          35,592               4,658
# Microsoft Corp.                                      52,046               4,300
  Merck & Co., Inc.                                    51,679               4,095
  Royal Dutch Petroleum Co. ADR                        22,429               3,830
  Philip Morris Cos., Inc.                             33,893               3,817
  International Business
    Machines Corp.                                     22,984               3,470
  Procter & Gamble Co.                                 29,234               3,143
  AT&T Corp.                                           67,431               2,933
  Johnson & Johnson                                    53,988               2,686
  Pfizer, Inc.                                         27,490               2,278
  Bristol-Myers Squibb Co.                             20,844               2,267
  E.I. du Pont de Nemours & Co.                        24,016               2,266
  Wal-Mart Stores, Inc.                                97,743               2,236
  American International Group, Inc.                   20,126               2,179
  Hewlett-Packard Co.                                  42,952               2,158
  Mobil Corp.                                          17,059               2,085
  The Walt Disney Co.                                  29,332               2,042
  Citicorp                                             19,719               2,031
  PepsiCo, Inc.                                        62,952               1,841
  Chevron Corp.                                        28,324               1,841
  General Motors Corp.                                 32,941               1,836
  GTE Corp.                                            38,964               1,773
  Federal National Mortgage Assn.                      47,532               1,770
  Gillette Co.                                         22,508               1,750
  Eli Lilly & Co.                                      23,798               1,737
# Cisco Systems, Inc.                                  27,010               1,718
  BellSouth Corp.                                      41,286               1,667
  Amoco Corp.                                          20,694               1,666
  Abbott Laboratories                                  32,697               1,659
  Chase Manhattan Corp.                                18,096               1,615
  The Boeing Co.                                       14,859               1,581
  Ford Motor Co.                                       49,118               1,566
  American Home Products Corp.                         26,518               1,555
  Motorola, Inc.                                       24,701               1,516
  BankAmerica Corp.                                    15,057               1,502
  Minnesota Mining &
    Manufacturing Co.                                  17,545               1,454
  Ameritech Corp.                                      22,765               1,380
  McDonald's Corp.                                     29,115               1,317
  SBC Communications Inc.                              24,848               1,286
  Lucent Technologies, Inc.                            26,525               1,227
  NationsBank Corp.                                    12,520               1,224
  Travelers Group Inc.                                 26,876               1,219
  Columbia/HCA Healthcare Corp.                        29,086               1,185
  Unilever NV ADR                                       6,746               1,182
  Bell Atlantic Corp.                                  18,188               1,178
# Oracle Corp.                                         27,753               1,155
  American Express Co.                                 20,188               1,141
  Eastman Kodak Co.                                    14,028               1,126
  Kimberly-Clark Corp.                                 11,772               1,121
  Allstate Corp.                                       18,890               1,093
  Texaco Inc.                                          11,084               1,088
  Schlumberger Ltd.                                    10,433               1,042
  Wells Fargo & Co.                                     3,843               1,037
  Chrysler Corp.                                       30,630               1,011
  Home Depot, Inc.                                     20,029               1,004
  Schering-Plough Corp.                                15,418                 998
  Monsanto Co.                                         24,625                 957
  MCI Communications Corp.                             29,312                 956
  Emerson Electric Co.                                  9,566                 925
  Atlantic Richfield Co.                                6,846                 907
  Time Warner, Inc.                                    24,091                 903
  NYNEX Corp.                                          18,316                 881
  Warner-Lambert Co.                                   11,612                 871
  First Union Corp.                                    11,739                 869
  Pharmacia & Upjohn, Inc.                             21,570                 855
# Compaq Computer Corp.                                11,460                 851
  Campbell Soup Co.                                    10,556                 847
  Anheuser-Busch Cos., Inc.                            21,014                 841
  Federal Home Loan
    Mortgage Corp.                                      7,615                 839
  AlliedSignal Inc.                                    12,071                 809
  Banc One Corp.                                       18,685                 803
  J.P. Morgan & Co., Inc.                               8,060                 787
  Lockheed Martin Corp.                                 8,588                 786
  Dow Chemical Co.                                      9,940                 779
  Sara Lee Corp.                                       20,732                 772
  Computer Associates
    International, Inc.                                15,511                 772
  Sears, Roebuck & Co.                                 16,599                 766
  Sprint Corp.                                         18,472                 737
  Xerox Corp.                                          13,465                 709
  Medtronic, Inc.                                      10,384                 706
  First Chicago NBD Corp.                              13,134                 706
  First Data Corp.                                     19,238                 702
  Nike, Inc. Class B                                   11,712                 700
  Norwest Corp.                                        15,887                 691
  United Technologies Corp.                            10,466                 691
  Northern Telecom Ltd.                                11,057                 684
  WMX Technologies Inc.                                20,950                 683
  Pacific Telesis Group                                18,538                 681
  U S WEST Communications Group                        20,646                 666
  Southern Co.                                         29,112                 659
  Caterpillar, Inc.                                     8,395                 632
  The Seagram Co. Ltd.                                 16,172                 627
  Union Pacific Corp.                                  10,000                 601
# Amgen, Inc.                                          10,988                 597
  Colgate-Palmolive Co.                                 6,303                 581
  Rockwell International Corp.                          9,453                 575
  Fleet Financial Group, Inc.                          11,378                 567
  General Re Corp.                                      3,587                 566
  Merrill Lynch & Co., Inc.                             6,896                 562
  Kellogg Co.                                           8,468                 556
  Burlington Northern Santa Fe Corp.                    6,409                 554
  McDonnell Douglas Corp.                               8,604                 551
  The Bank of New York Co., Inc.                       16,000                 540
  H.J. Heinz Co.                                       15,088                 539
  PNC Bank Corp.                                       14,001                 527
# 3 Com Corp.                                           7,100                 520
  Automatic Data Processing, Inc.                      11,868                 509
# AirTouch Communications, Inc.                        20,000                 505
  Westinghouse Electric Corp.                          25,406                 505
  International Paper Co.                              12,323                 498
# Viacom International Inc. Class B                    14,224                 496
  Aetna Inc.                                            6,159                 493
  Archer-Daniels-Midland Co.                           22,224                 489
  Texas Instruments, Inc.                               7,626                 486

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
GROWTH AND INCOME PORTFOLIO                            SHARES                (000)
----------------------------------------------------------------------------------
  ConAgra, Inc.                                         9,746         $       485
# U S WEST Media Group                                 25,946                 480
  May Department Stores Co.                            10,247                 479
  Phillips Petroleum Co.                               10,792                 478
  CoreStates Financial Corp.                            9,031                 468
  KeyCorp                                               9,224                 466
  J.C. Penney Co., Inc.                                 9,506                 463
  Raytheon Co.                                          9,622                 463
  CPC International, Inc.                               5,911                 458
  Baxter International, Inc.                           11,144                 457
  SunTrust Banks, Inc.                                  9,136                 450
  Aluminum Co. of America                               7,004                 447
  Enron Corp.                                          10,350                 446
  Norfolk Southern Corp.                                5,073                 444
  Loews Corp.                                           4,700                 443
  Dean Witter Discover & Co.                            6,682                 443
# WorldCom, Inc.                                       16,900                 439
  Corning, Inc.                                         9,413                 435
# Boston Scientific Corp.                               7,241                 434
  Deere & Co.                                          10,579                 430
  PPG Industries, Inc.                                  7,625                 428
  Gannett Co., Inc.                                     5,702                 427
  Barrick Gold Corp.                                   14,579                 419
  CIGNA Corp.                                           3,046                 416
  Unocal Corp.                                         10,223                 415
  Boatmen's Bancshares, Inc.                            6,448                 415
  National City Corp.                                   9,100                 408
  General Mills, Inc.                                   6,441                 408
  Illinois Tool Works, Inc.                             5,086                 406
  Bank of Boston Corp.                                  6,260                 402
  Walgreen Co.                                         10,040                 402
# CUC International, Inc.                              16,900                 401
# Applied Materials, Inc.                              11,100                 398
# Dell Computer                                         7,400                 393
# Seagate Technology                                    9,800                 387
# Sun Microsystems, Inc.                               15,048                 386
  Duke Power Co.                                        8,299                 384
  Weyerhaeuser Co.                                      8,101                 384
  Wachovia Corp.                                        6,785                 383
  Mellon Bank Corp.                                     5,389                 383
  The Chubb Corp.                                       7,098                 382
  MBNA Corp.                                            9,110                 378
  CSX Corp.                                             8,814                 372
  Household International, Inc.                         4,022                 371
  Albertson's, Inc.                                    10,365                 369
  Texas Utilities Co.                                   8,971                 366
  First Bank System, Inc.                               5,300                 362
  Pacific Gas & Electric Co.                           16,958                 356
# Tele-Communications, Inc. Class A                    27,329                 355
  The Gap, Inc.                                        11,792                 355
  Edison International                                 17,828                 354
  Morgan Stanley Group, Inc.                            6,200                 354
  American Brands, Inc.                                 7,088                 352
  AMP, Inc.                                             9,140                 351
  Dayton-Hudson Corp.                                   8,932                 351
  FPL Group, Inc.                                       7,549                 347
  American General Corp.                                8,431                 345
  CVS Corp.                                             8,259                 342
  Tyco International Ltd.                               6,416                 339
# Toys R Us, Inc.                                      11,291                 339
  Honeywell, Inc.                                       5,146                 338
  United Healthcare Corp.                               7,464                 336
  Pitney Bowes, Inc.                                    6,140                 335
  ITT Hartford Group, Inc.                              4,901                 331
  The Goodyear Tire & Rubber Co.                        6,416                 330
  Barnett Banks, Inc.                                   7,964                 328
  Ralston-Ralston Purina Group                          4,442                 326
  Conrail, Inc.                                         3,265                 325
# AMR Corp.                                             3,659                 322
  American Electric Power Co., Inc.                     7,830                 322
  Textron, Inc.                                         3,402                 321
# EMC Corp.                                             9,600                 318
  Air Products & Chemicals, Inc.                        4,590                 317
  Alcan Aluminium Ltd.                                  9,365                 315
  Tenneco, Inc.                                         6,977                 315
  Occidental Petroleum Corp.                           13,445                 314
  Avon Products, Inc.                                   5,492                 314
  Halliburton Co.                                       5,190                 313
  Mattel, Inc.                                         11,220                 311
# HFS Inc.                                              5,200                 311
  Marsh & McLennan Cos., Inc.                           2,952                 307
  Union Pacific Resources
    Group, Inc.                                        10,391                 304
  Praxair, Inc.                                         6,560                 303
  Marriott International                                5,334                 295
# Federated Department Stores                           8,600                 293
  Bankers Trust New York Corp.                          3,400                 293
  Crown Cork & Seal Co., Inc.                           5,303                 288
  Dominion Resources, Inc.                              7,474                 288
  Consolidated Edison Co. of
    New York, Inc.                                      9,800                 287
  USX-Marathon Group                                   11,978                 286
  PanEnergy Corp.                                       6,309                 284
# Tellabs, Inc.                                         7,500                 282
  Hershey Foods Corp.                                   6,398                 280
  Aon Corp.                                             4,500                 280
  Fifth Third Bancorp                                   4,400                 276
  Service Corp. International                           9,780                 274
  Georgia-Pacific Corp.                                 3,800                 274
  Alco Standard Corp.                                   5,266                 272
  Wrigley, (Wm.) Jr. Co.                                4,797                 270
  Hilton Hotels Corp.                                  10,316                 270
  Entergy Corp.                                         9,586                 266
  U.S. Bancorp                                          5,834                 262
# Computer Sciences Corp.                               3,172                 261
  TRW, Inc.                                             5,240                 259
  Burlington Resources, Inc.                            5,143                 259
  Lowe's Cos., Inc.                                     7,235                 257
  Micron Technology Inc.                                8,700                 253
  Public Service Enterprise
    Group Inc.                                          9,235                 252
  PacifiCorp                                           12,262                 251
  UST Inc.                                              7,699                 249
  ALLTEL Corp.                                          7,900                 248
# The Kroger Co.                                        5,269                 245
  Unicom Corp.                                          8,929                 242
  Masco Corp.                                           6,634                 239
# MFS Communications Co., Inc.                          4,400                 239
  Pioneer Hi Bred International                         3,398                 238
  Williams Cos., Inc.                                   6,331                 237
  Dover Corp.                                           4,690                 236
  PECO Energy Corp.                                     9,256                 234

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                       SHARES               (000)
----------------------------------------------------------------------------------
# Cognizant Corp.                                       7,080         $       234
  Carolina Power & Light Co.                            6,348                 232
  American Stores Co.                                   5,586                 228
# Digital Equipment Corp.                               6,271                 228
  Lincoln National Corp.                                4,321                 227
  Amerada Hess Corp.                                    3,917                 227
  Dresser Industries, Inc.                              7,298                 226
  Browning-Ferris Industries, Inc.                      8,558                 225
  Central & South West Corp.                            8,745                 224
  Inco Ltd.                                             6,997                 223
  Sysco Corp.                                           6,829                 223
  Houston Industries, Inc.                              9,792                 222
  CINergy Corp.                                         6,606                 220
  Eaton Corp.                                           3,159                 220
  Green Tree Financial Corp.                            5,700                 220
  Morton International, Inc.                            5,400                 220
  Comerica, Inc.                                        4,200                 220
  The Clorox Co.                                        2,185                 219
  Placer Dome, Inc.                                    10,012                 218
  Delta Air Lines, Inc.                                 3,072                 218
  Transamerica Corp.                                    2,741                 217
  The Quaker Oats Co.                                   5,656                 216
# Cabletron Systems, Inc.                               6,400                 213
# Federal Express Corp.                                 4,780                 213
  Salomon, Inc.                                         4,500                 212
  Newell Co.                                            6,638                 209
  Rohm & Haas Co.                                       2,531                 207
  Baker Hughes, Inc.                                    5,979                 206
# ITT Corp.                                             4,701                 204
  Becton, Dickinson & Co.                               4,696                 204
  Ingersoll-Rand Co.                                    4,560                 203
  Providian Corp.                                       3,943                 203
  International Flavors &
    Fragrances, Inc.                                    4,482                 202
  Sherwin-Williams Co.                                  3,597                 201
  Genuine Parts Co.                                     4,525                 201
  Consolidated Natural Gas Co.                          3,617                 200
  Fluor Corp.                                           3,180                 200
  Winn Dixie Stores, Inc.                               6,308                 199
  Tribune Co.                                           2,529                 199
  UNUM Corp.                                            2,759                 199
  Rite Aid Corp.                                        5,001                 199
# Tenet Healthcare Corp.                                9,066                 198
  Union Carbide Corp.                                   4,815                 197
  Coastal Corp.                                         3,957                 193
  Times Mirror Co. Class A                              3,834                 191
# Kmart Corp.                                          18,250                 189
  The Limited, Inc.                                    10,297                 189
  St. Paul Cos., Inc.                                   3,189                 187
# Price/Costco Inc.                                     7,426                 187
  SAFECO Corp.                                          4,720                 185
  Sonat, Inc.                                           3,597                 185
  Nucor Corp.                                           3,597                 183
  Newmont Mining Corp.                                  4,091                 183
  Freeport-McMoRan Copper &
    Gold Inc. Class B                                   6,100                 182
  W.R. Grace & Co.                                      3,520                 182
# Silicon Graphics, Inc.                                7,100                 181
  R.R. Donnelley & Sons Co.                             5,741                 180
  Northrop Grumman Corp.                                2,168                 179
  Eastman Chemical                                      3,182                 176
  DTE Energy Co.                                        5,402                 175
  W.W. Grainger, Inc.                                   2,173                 174
  Hercules, Inc.                                        4,017                 174
  The McGraw-Hill Cos.                                  3,738                 172
  MBIA, Inc.                                            1,700                 172
  Republic New York Corp.                               2,100                 171
  General Dynamics Corp.                                2,416                 170
  Champion International Corp.                          3,917                 169
  Case Corp.                                            3,100                 169
  Cooper Industries, Inc.                               3,995                 168
  Jefferson-Pilot Corp.                                 2,953                 167
  MGIC Investment Corp.                                 2,200                 167
  Great Western Financial Corp.                         5,753                 167
  Guidant Corp.                                         2,900                 165
# Bay Networks Inc.                                     7,900                 165
  Phelps Dodge Corp.                                    2,441                 165
  VF Corp.                                              2,421                 163
  Baltimore Gas & Electric Co.                          6,098                 163
  Comcast Corp. Class A Special                         8,596                 153
  Reynolds Metals Co.                                   2,706                 153
  Union Electric Co.                                    3,948                 152
  The Dun & Bradstreet Corp.                            6,380                 152
  Allegheny Teledyne Inc.                               6,446                 148
  GPU Inc.                                              4,400                 148
  Willamette Industries, Inc.                           2,100                 146
  New York Times Co. Class A                            3,765                 143
  Kerr-McGee Corp.                                      1,976                 142
  Interpublic Group of Cos., Inc.                       2,957                 140
  Golden West Financial Corp.                           2,218                 140
# Western Atlas Inc.                                    1,960                 139
  Torchmark Corp.                                       2,749                 139
  Knight-Ridder, Inc.                                   3,570                 137
  H.F. Ahmanson & Co.                                   4,199                 136
  PP&L Resources Inc.                                   5,900                 136
  TJX Cos., Inc.                                        2,851                 135
  Laidlaw Inc. Class B                                 11,700                 135
  Avery Dennison Corp.                                  3,784                 134
# LSI Logic Corp.                                       4,950                 132
  Dillard Department Stores Class A                     4,286                 132
  Raychem Corp.                                         1,646                 132
  Beneficial Corp.                                      2,078                 132
# Novell, Inc.                                         13,930                 131
# National Semiconductor Corp.                          5,309                 129
# Andrew Corp.                                          2,440                 129
  Ohio Edison Co.                                       5,621                 128
  Harcourt General, Inc.                                2,766                 128
  Johnson Controls, Inc.                                1,538                 127
  Dow Jones & Co., Inc.                                 3,740                 127
# Advanced Micro Devices, Inc.                          4,908                 126
# Humana, Inc.                                          6,600                 126
  Rubbermaid, Inc.                                      5,547                 126
  Columbia Gas Systems, Inc.                            1,973                 126
  H & R Block, Inc.                                     4,300                 125
  Tupperware Corp.                                      2,317                 124
  Whirlpool Corp.                                       2,653                 124
# St. Jude Medical, Inc.                                2,882                 123
  Dana Corp.                                            3,737                 122
  Union Camp Corp.                                      2,538                 121
  Northern States Power Co.                             2,628                 121
  Brown-Forman Corp. Class B                            2,635                 121
  Hasbro, Inc.                                          3,100                 121

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
GROWTH AND INCOME PORTFOLIO                            SHARES               (000)
----------------------------------------------------------------------------------
  Armstrong World Industries Inc.                       1,727         $       120
  Great Lakes Chemical Corp.                            2,543                 119
  James River Corp.                                     3,579                 119
  Sigma Aldrich Corp.                                   1,900                 119
  Mallinckrodt Inc.                                     2,662                 117
  Nordstrom, Inc.                                       3,274                 116
  Southwest Airlines Co.                                5,187                 115
  Reebok International Ltd.                             2,691                 113
  Pall Corp.                                            4,395                 112
  The Mead Corp.                                        1,902                 111
  ITT Industries, Inc.                                  4,501                 110
  Circuit City Stores, Inc.                             3,628                 109
  Temple-Inland Inc.                                    2,000                 108
# FMC Corp.                                             1,523                 107
  Parker Hannifin Corp.                                 2,749                 107
# Woolworth Corp.                                       4,850                 106
# General Instrument Corp.                              4,900                 106
# Apple Computer, Inc.                                  5,091                 106
  Westvaco Corp.                                        3,643                 105
  Liz Claiborne, Inc.                                   2,669                 103
# Fruit of the Loom, Inc.                               2,700                 102
  Tandy Corp.                                           2,316                 102
  Ashland Inc.                                          2,306                 101
  Deluxe Corp.                                          3,082                 101
# Ceridian Corp.                                        2,451                  99
  Engelhard Corp.                                       5,190                  99
  Thomas & Betts Corp.                                  2,228                  99
  Harris Corp.                                          1,436                  99
  Perkin-Elmer Corp.                                    1,650                  97
  Paccar, Inc.                                          1,430                  97
# AutoZone, Inc.                                        3,500                  96
  Black & Decker Corp.                                  3,186                  96
  Wendy's International, Inc.                           4,651                  95
# Oryx Energy Co.                                       3,831                  95
  Pennzoil Co.                                          1,678                  95
  USX-U.S. Steel Group                                  3,000                  94
  Pacific Enterprises                                   3,087                  94
  Harnischfeger Industries Inc.                         1,887                  91
  United States Surgical Corp.                          2,292                  90
  Allergan, Inc.                                        2,518                  90
  Brunswick Corp.                                       3,726                  89
  Whitman Corp.                                         3,860                  88
  Nalco Chemical Co.                                    2,435                  88
  Ecolab, Inc.                                          2,315                  87
  Ryder System, Inc.                                    3,064                  86
  Frontier Corp.                                        3,800                  86
  USF&G Corp.                                           4,091                  85
# DSC Communications Corp.                              4,774                  85
# ALZA Corp.                                            3,279                  85
  The Stanley Works                                     3,106                  84
  Owens Corning                                         1,947                  83
  Giant Food, Inc. Class A                              2,404                  83
# Thermo Electron Corp.                                 2,000                  83
# Harrah's Entertainment, Inc.                          4,149                  82
  Louisiana-Pacific Corp.                               3,900                  82
  Cyprus Amax Minerals Co.                              3,500                  82
  General Signal Corp.                                  1,862                  80
  Santa Fe Pacific Gold Corp.                           5,119                  79
  American Greetings Corp. Class A                      2,747                  78
  Snap-On Inc.                                          2,167                  77
  Bausch & Lomb, Inc.                                   2,202                  77
  The BF Goodrich Co.                                   1,874                  76
  NorAm Energy Corp.                                    4,918                  76
  Mercantile Stores Co., Inc.                           1,526                  75
  SuperValu Inc.                                        2,646                  75
  Battle Mountain Gold Co. Class A                     10,888                  75
  Maytag Corp.                                          3,764                  74
  Bemis Co., Inc.                                       1,975                  73
  Echlin, Inc.                                          2,301                  73
  Comcast Corp. Class A                                 4,100                  72
  Homestake Mining Co.                                  5,068                  72
  Moore Corp. Ltd.                                      3,540                  72
# Rowan Cos., Inc.                                      3,186                  72
  Pep Boys (Manny, Moe & Jack)                          2,208                  68
  Polaroid Corp.                                        1,560                  68
  Worthington Industries, Inc.                          3,702                  67
  Sun Co., Inc.                                         2,745                  67
  National Service Industries, Inc.                     1,769                  66
  Manor Care Inc.                                       2,413                  65
  Louisiana Land & Exploration Co.                      1,213                  65
  Biomet, Inc.                                          4,285                  65
  Boise Cascade Corp.                                   2,030                  64
  Tektronix, Inc.                                       1,251                  64
  NICOR, Inc.                                           1,780                  64
  Meredith Corp.                                        1,198                  63
  Cooper Tire & Rubber Co.                              3,185                  63
  Millipore Corp.                                       1,494                  62
  Cummins Engine Co., Inc.                              1,341                  62
  Briggs & Stratton Corp.                               1,398                  62
  C.R. Bard, Inc.                                       2,177                  61
  Potlatch Corp.                                        1,400                  60
  The Timken Co.                                        1,305                  60
  ENSERCH Corp.                                         2,527                  58
# Niagara Mohawk Power Corp.                            5,793                  57
# Santa Fe Energy Resources, Inc.                       4,107                  57
  Stone Container Corp.                                 3,808                  57
  Helmerich & Payne, Inc.                               1,084                  57
# USAir Group, Inc.                                     2,402                  56
  Amdahl Corp.                                          4,593                  56
# Tandem Computers, Inc.                                3,989                  55
  Foster Wheeler Corp.                                  1,422                  53
# King World Productions, Inc.                          1,427                  53
  Autodesk, Inc.                                        1,860                  52
  Alberto-Culver Co. Class B                              993                  48
  Darden Restaurants Inc.                               5,441                  48
  Scientific-Atlanta, Inc.                              3,078                  46
# Beverly Enterprises Inc.                              3,583                  46
  USLIFE Corp.                                          1,367                  45
  Russell Corp.                                         1,520                  45
  Crane Co.                                             1,503                  44
  ASARCO, Inc.                                          1,742                  43
  Shared Medical Systems Corp.                            876                  43
  Longs Drug Stores, Inc.                                 871                  43
  Great Atlantic & Pacific Tea
    Co., Inc.                                           1,330                  42
  Centex Corp.                                          1,108                  42
# Bethlehem Steel Corp.                                 4,631                  42
  Inland Steel Industries, Inc.                         2,041                  41
# Unisys Corp.                                          5,981                  40
  Fleetwood Enterprises, Inc.                           1,456                  40
  Eastern Enterprises                                   1,072                  38
  Peoples Energy Corp.                                  1,119                  38

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                       SHARES               (000)
----------------------------------------------------------------------------------
  Freeport-McMoRan Copper &
    Gold Inc. Class A                                   1,300         $        37
  Trinova Corp.                                           997                  36
  EG & G, Inc.                                          1,790                  36
  Safety-Kleen Corp.                                    2,197                  36
  Echo Bay Mines Ltd.                                   5,082                  34
  John H. Harland Co.                                   1,004                  33
  Jostens Inc.                                          1,555                  33
  Springs Industries Inc. Class A                         760                  33
  McDermott International, Inc.                         1,941                  32
  ONEOK, Inc.                                             991                  30
  Cincinnati Milacron, Inc.                             1,315                  29
  Alexander & Alexander
    Services, Inc.                                      1,649                  29
# Intergraph Corp.                                      2,751                  28
  Duracell International, Inc.                            400                  28
  Pulte Corp.                                             894                  27
# Consolidated Freightways, Inc.                        1,222                  27
# Navistar International Corp.                          2,756                  25
# Data General Corp.                                    1,721                  25
# TCI Satellite Entertainment, Inc.
    Class A                                             2,463                  24
  Adolph Coors Co. Class B                              1,228                  23
  Stride Rite Corp.                                     2,071                  21
# Newport News Shipbuilding Inc.                        1,255                  19
  Giddings & Lewis, Inc.                                1,414                  18
  Kaufman & Broad Home Corp.                            1,411                  18
# Charming Shoppes, Inc.                                3,543                  18
# Armco, Inc.                                           3,555                  15
  Fleming Cos., Inc.                                      763                  13
  Ball Corp.                                              501                  13
  Caliber System Inc.                                     615                  12
  Consolidated Freightways Corp.                          911                   8
# Ryan's Family Steak Houses, Inc.                      1,028                   7
# Cox Communications Class A                              304                   7
  NACCO Industries, Inc. Class A                          131                   7
# Viacom International Inc. Class A                       100                   3
# Zenith Electronics Corp.                                202                   2
# Shoney's Inc.                                           140                   1
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $185,159)                                                         235,115
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.7%)
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.39%, 1/2/97
  (Cost $1,588)                                        $1,588               1,588
----------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
  (COST $186,747)                                                         236,703
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                                            (000)
----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
----------------------------------------------------------------------------------
Other Assets--Note B                                                  $     2,687
Liabilities                                                                (4,871)
                                                                    -------------
                                                                           (2,184)
----------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------
Applicable to 14,763,343 outstanding
  $.001 par value shares
  (authorized 250,000,000 shares)                                        $234,519
==================================================================================

NET ASSET VALUE PER SHARE                                                  $15.89
==================================================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
ADR--American Depository Receipt.

----------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
                                                       AMOUNT                 PER
                                                        (000)               SHARE
----------------------------------------------------------------------------------
Paid in Capital                                      $186,145              $12.61
Overdistributed Net
  Investment Income                                      (125)               (.01)
Accumulated Net Realized
  Losses--Note C                                       (1,457)               (.10)
Unrealized Appreciation--Note D                        49,956                3.39
----------------------------------------------------------------------------------
NET ASSETS                                           $234,519              $15.89
==================================================================================

----------------------------------------------------------------------------------
                                                                           MARKET
CAPITAL APPRECIATION                                                       VALUE*
PORTFOLIO                                              SHARES               (000)
----------------------------------------------------------------------------------
COMMON STOCKS (99.9%)
----------------------------------------------------------------------------------
BASIC MATERIALS (5.0%)
# Airgas, Inc.                                         24,700         $       544
  Albemarle Corp.                                      28,700                 520
  Allegheny Teledyne Inc.                              27,142                 624
# Alumax, Inc.                                         18,700                 624
  Aluminum Co. of America                              21,600               1,377
  ASARCO, Inc.                                          7,200                 179
# Bethlehem Steel Corp.                                60,000                 540
  Champion International Corp.                         17,800                 770
  E.I. du Pont de Nemours & Co.                        50,800               4,794
# FMC Corp.                                             9,400                 659
  Freeport-McMoRan Copper &
    Gold Inc. Class A                                     138                   4
  Freeport-McMoRan Copper &
    Gold Inc. Class B                                  11,087                 331
  Freeport-McMoRan, Inc.                                8,166                 262
  Georgia Gulf Corp.                                    8,300                 223
  W.R. Grace & Co.                                     16,900                 875
  Great Lakes Chemical Corp.                            6,500                 304
  Homestake Mining Co.                                 42,500                 606
  IMC Global Inc.                                      17,100                 669
  Inland Steel Industries, Inc.                        13,100                 262
  International Paper Co.                              35,600               1,437
# International Specialty
    Products, Inc.                                     50,300                 616
  Kimberly-Clark Corp.                                 28,848               2,748
  LTV Corp.                                            48,400                 575
  Louisiana-Pacific Corp.                               1,050                  22
  Mallinckrodt Inc.                                    16,500                 728
  Morton International, Inc.                           23,600                 962
  Newmont Gold Co.                                      6,000                 263
  Newmont Mining Corp.                                  8,000                 358
  Nucor Corp.                                           7,900                 403
  Praxair, Inc.                                        22,900               1,056
  Reynolds Metals Co.                                   5,300                 299
  St. Joe Corp.                                         8,200                 533
  Santa Fe Pacific Gold Corp.                          51,840                 797
  Sigma Aldrich Corp.                                  12,100                 756
  Stone Container Corp.                                12,400                 184
  Wausau Paper Mills Co.                                1,100                  20
                                                                    --------------
                                                                           25,924
                                                                    --------------
CAPITAL GOODS & CONSTRUCTION (9.3%)
  AGCO Corp.                                           23,800                 681
  The Boeing Co.                                       33,600               3,574
  Caterpillar, Inc.                                    22,000               1,656
  Centex Corp.                                         14,900                 561
  Clayton Homes Inc.                                   40,116                 542
  Cummins Engine Co., Inc.                              9,800                 451
  Danaher Corp.                                        13,800                 644
  Duracell International, Inc.                         17,100               1,195
  Emerson Electric Co.                                 23,600               2,283
  Fluor Corp.                                          14,200                 891
# Fore Systems, Inc.                                   16,400                 540
  General Electric Co.                                141,100              13,951
# General Instrument Corp.                             33,500                 724
  W.W. Grainger, Inc.                                   9,800                 786
  Illinois Tool Works, Inc.                            14,400               1,150
  Lockheed Martin Corp.                                19,200               1,757
  Martin Marietta Materials, Inc.                      20,900                 486
  McDonnell Douglas Corp.                              22,000               1,408
# Microchip Technology, Inc.                            9,800                 499
  Millipore Corp.                                      15,400                 637
  Nordson Corp.                                         9,000                 576
  Owens Corning                                        16,200                 691
  Raychem Corp.                                        10,100                 809
  Raytheon Co.                                         29,700               1,429
# Republic Industries, Inc.                            27,600                 861
  Schuller Corp.                                       50,100                 532
# Thermo Electron Corp.                                25,400               1,048
# Thermo Instrument Systems, Inc.                      15,787                 523
  Trimas Corp.                                          7,700                 184
  Tyco International Ltd.                              22,788               1,205
# USA Waste Service                                    28,500                 908
# USG Corp.                                            19,300                 654
  WMX Technologies Inc.                                56,500               1,843
  Westinghouse Electric Corp.                          61,200               1,216
  Wheelabrator Technologies, Inc.                      36,300                 590
  York International Corp.                             13,400                 749
                                                                    --------------
                                                                           48,234
                                                                    --------------
CONSUMER CYCLICAL (16.9%)
# AutoZone, Inc.                                       32,300                 888
# BHC Communications, Inc. Class A                      5,200                 527
  Bandag, Inc.                                         11,850                 561
# Barnes & Noble Inc.                                  15,700                 424
# Bed Bath & Beyond, Inc.                              23,000                 559
  A. H. Belo Corp. Class A                             11,900                 415
# Best Buy Co., Inc.                                   22,700                 241
# Boise Cascade Office
    Products Corp.                                     23,200                 487
# Brinker International, Inc.                          34,900                 558
# Burlington Coat Factory
    Warehouse Corp.                                     5,300                  69
# Burlington Industries, Inc.                           1,500                  17
# CUC International, Inc.                              45,750               1,087
# CableVision Systems Corp. Class B                    10,600                 325
  Callaway Golf Co.                                    18,900                 543
# Choice Hotels Corp. Inc.                             15,500                 273
# Chris-Craft Industries, Inc.                         12,656                 530
  Chrysler Corp.                                       17,286                 570
  Circuit City Stores, Inc.                            22,100                 666
# Circus Circus Enterprises Inc.                       22,700                 780
# Coleman Inc.                                         34,100                 469
  Comcast Corp. Class A Special                        66,066               1,177
# CompUSA, Inc.                                        29,600                 611
# Consolidated Stores, Inc.                            20,125                 647
  Cooper Tire & Rubber Co.                             27,300                 539
# Corporate Express, Inc.                              22,700                 668
# Cox Communications Class A                           29,300                 678
  Cracker Barrel Old Country
    Stores, Inc.                                       26,800                 682
  Darden Restaurants Inc.                              66,700                 584
  Dillard Department Stores Class A                    23,200                 716
  The Walt Disney Co.                                  63,803               4,442
  Dollar General Corp.                                 24,062                 770
# Eckerd Corp.                                          8,876                 284
# Electronic Arts Inc.                                 19,600                 587
    Fastenal Co.                                       12,400                 565
# Federated Department Stores                          30,800               1,051
  First Brands Corp.                                   20,600                 585
  Ford Motor Co.                                       20,200                 644
# Fruit of the Loom, Inc.                              22,100                 837

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
----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                       SHARES               (000)
----------------------------------------------------------------------------------
  The Gap, Inc.                                        34,900         $     1,051
# Gartner Group, Inc. Class A                          18,100                 705
  Gaylord Entertainment Class A                        25,843                 591
  General Motors Corp.                                 51,500               2,871
# General Nutrition Cos., Inc.                         34,900                 593
# GTech Holdings Corp.                                 18,900                 605
# HFS Inc.                                             19,800               1,183
# HSN Inc.                                             21,690                 512
  Harley-Davidson, Inc.                                16,600                 780
# Harrah's Entertainment, Inc.                         36,400                 723
  Hasbro, Inc.                                         17,600                 684
  Home Depot, Inc.                                     48,000               2,406
# Host Marriott                                        46,100                 738
# Host Marriott Services                               53,520                 488
# ITT Corp.                                            21,500                 933
  ITT Industries, Inc.                                 28,700                 703
# Infinity Broadcasting Corp.                          25,875                 870
  International Game Technology                        32,000                 584
# Jones Apparel Group, Inc.                            19,200                 718
# King World Productions, Inc.                         15,200                 561
# Kmart Corp.                                          86,800                 901
# K-III Communications Corp.                           55,100                 592
# Kohls Corp.                                          17,300                 679
  La Quinta Inns Inc.                                  28,500                 545
  Lancaster Colony Corp.                               13,700                 627
# Lands' End, Inc.                                      1,400                  37
# Lear Corp.                                           19,300                 659
# Liberty Media Group Class A                          32,275                 922
  The Limited, Inc.                                    37,337                 686
# Lin Television                                       10,400                 438
# Lone Star Steakhouse & Saloon                        18,900                 507
  Lowe's Cos., Inc.                                    22,100                 785
# LucasVarity PLC ADR                                  15,456                 587
# MGM Grand Inc.                                       14,300                 499
  Marriott International                               17,000                 939
# Marvel Entertainment Group                          172,300                 323
  MascoTech Inc.                                       14,000                 229
  Mattel, Inc.                                         39,712               1,102
  McDonald's Corp.                                     68,200               3,086
# Fred Meyer, Inc.                                      1,400                  50
# Micro Warehouse Inc.                                 11,500                 134
# Mirage Resorts, Inc.                                 38,200                 826
  Newell Co.                                           27,300                 860
  Nike, Inc. Class B                                   18,800               1,123
# Nine West Group, Inc.                                12,700                 589
  Nordstrom, Inc.                                       7,100                 252
# Office Depot, Inc.                                   35,900                 637
# Officemax Inc.                                       45,500                 484
# Outback Steakhouse                                   20,000                 533
  Pep Boys (Manny, Moe & Jack)                         17,800                 547
# PETsMART, Inc.                                       27,700                 606
# Price/Costco Inc.                                    37,700                 950
# Promus Hotel Corp.                                   19,750                 585
  Reebok International Ltd.                            17,750                 746
# Revco Drug Stores, Inc.                              20,600                 762
  Rubbermaid, Inc.                                     31,600                 719
  Russell Corp.                                        17,250                 513
# Scholastic Corp.                                      5,000                 334
  E.W. Scripps Co.                                     12,835                 449
# Service Merchandise Co., Inc.                         4,800                  20
  Shaw Industries, Inc.                                47,000                 552
# Staples, Inc.                                        38,025                 687
  Sunbeam Corp.                                        32,100                 827
# TCI Satellite Entertainment, Inc.
    Class A                                             9,090                  90
  Talbots Inc.                                         17,000                 487
  Tandy Corp.                                          14,500                 638
# Tele-Communications, Inc. Class A                    90,900               1,187
  Time Warner, Inc.                                    58,875               2,208
# Toys R Us, Inc.                                      35,700               1,071
# United States Satellite
    Broadcasting Co., Inc. Class A                     13,400                 132
# U S WEST Media Group                                 68,700               1,271
# Viacom International Inc. Class A                     6,844                 236
# Viacom International Inc. Class B                    33,006               1,151
# Viking Office Products                               24,300                 649
  Wal-Mart Stores, Inc.                               136,000               3,111
  Walgreen Co.                                         33,400               1,336
  Warnaco Group                                        22,800                 675
# Woolworth Corp.                                      32,700                 715
                                                                    --------------
                                                                           87,240
                                                                    --------------
CONSUMER STAPLES (9.3%)
  Albertson's, Inc.                                    29,200               1,040
  Archer-Daniels-Midland Co.                           67,883               1,493
# Clear Channel Communications                         19,000                 686
  The Coca-Cola Co.                                   218,200              11,483
  Coca-Cola Enterprises, Inc.                          18,300                 888
  Crown Cork & Seal Co., Inc.                          17,500                 952
  Dole Food Co.                                         7,200                 244
  Gillette Co.                                         43,400               3,374
  Great Atlantic & Pacific Tea
    Co., Inc.                                          16,700                 532
  IBP, Inc.                                            26,700                 647
# Jefferson Smurfit Corp.                              38,800                 623
  Kellogg Co.                                           6,500                 427
# The Kroger Co.                                       19,100                 888
# Owens-Illinois, Inc.                                 38,400                 874
  PepsiCo, Inc.                                       148,000               4,329
  Philip Morris Cos., Inc.                             53,600               6,037
  Procter & Gamble Co.                                 62,000               6,665
  RJR Nabisco Holdings Corp.                            4,360                 148
# Safeway, Inc.                                        30,800               1,317
# Sealed Air Corp.                                     14,800                 616
# Southland Corp.                                     157,900                 469
# Starbucks Corp.                                      22,500                 644
  Sysco Corp.                                          28,100                 917
  Tyson Foods, Inc.                                    22,900                 784
# Vons Cos., Inc.                                      14,100                 844
  Wrigley, (Wm.) Jr. Co.                               16,300                 917
                                                                    --------------
                                                                           47,838
                                                                    --------------
ENERGY (5.8%)
  Amerada Hess Corp.                                   15,100                 874
  Amoco Corp.                                          23,500               1,892
  Anadarko Petroleum Corp.                             12,300                 796
  Apache Corp.                                         21,100                 746
  Burlington Resources, Inc.                           20,200               1,018
# CalEnergy Inc.                                       20,100                 676
# Chesapeake Energy Corp.                               9,700                 540
  Coastal Corp.                                        18,000                 880
# Diamond Offshore Drilling, Inc.                       9,500                 541
  Enron Oil & Gas Co.                                  24,100                 609
# ENSCO International, Inc.                            21,400               1,038

----------------------------------------------------------------------------------
                                                                           MARKET
CAPITAL APPRECIATION                                                       VALUE*
PORTFOLIO                                              SHARES               (000)
----------------------------------------------------------------------------------
  ENSERCH Corp.                                        26,400         $       607
  Exxon Corp.                                          79,000               7,742
# Global Marine, Inc.                                  40,900                 843
  Mapco Inc.                                           19,600                 666
  Mobil Corp.                                          26,500               3,240
# Nabors Industries, Inc.                              36,000                 693
  Noble Affiliates, Inc.                               15,400                 737
# Oryx Energy Co.                                      33,000                 817
  Parker & Parsley Petroleum Co.                        1,200                  44
  Pogo Producing Co.                                   14,400                 680
# Rowan Cos., Inc.                                     32,700                 740
# Santa Fe Energy Resources, Inc.                      43,000                 597
# Seagull Energy Corp.                                  2,400                  53
# Smith International, Inc.                            15,800                 709
# TransTexas Gas Corp.                                 17,900                 255
  Union Pacific Resources
    Group, Inc.                                        22,842                 668
  Union Texas Petroleum
    Holdings, Inc.                                     28,300                 633
# Western Atlas Inc.                                   10,600                 751
                                                                    --------------
                                                                           30,085
                                                                    --------------
FINANCIAL (10.3%)
  AFLAC, Inc.                                          23,650               1,011
  Advanta Corp. Class A                                12,800                 546
  Aetna Inc.                                           18,697               1,496
  Aetna Inc. Pfd.
    6.25% Series C                                      1,333                 106
  Allmerica Property &
    Casualty Cos.                                      21,300                 647
  AMBAC, Inc.                                          10,700                 710
  American International
    Group, Inc.                                        37,050               4,011
  BankAmerica Corp.                                    35,700               3,561
# CNA Financial Corp.                                   5,700                 610
  Capital One Financial Corp.                          14,800                 533
# Castle & Cooke, Inc.                                 25,700                 408
  Citicorp                                             45,200               4,656
  Conseco Co., Inc.                                    13,733                 875
  Dean Witter Discover & Co.                           20,300               1,345
# Dime Bancorp, Inc.                                   40,600                 599
  The Equitable Cos.                                   22,700                 559
  Equitable of Iowa Co.                                13,100                 601
  Federal Home Loan
    Mortgage Corp.                                     19,700               2,169
  Federal National Mortgage Assn.                     103,800               3,866
  First Empire State Corp.                              2,200                 634
  First USA Inc.                                       24,400                 845
  Franklin Resources Corp.                             10,900                 745
  General Re Corp.                                      9,800               1,546
  Golden West Financial Corp.                          11,800                 745
  Green Tree Financial Corp.                           22,800                 881
  Horace Mann Educators Corp.                           3,000                 121
  ITT Hartford Group, Inc.                             17,300               1,168
  Lehman Brothers Holdings, Inc.                       29,100                 913
  Leucadia National Corp.                              21,100                 564
  MBIA, Inc.                                            8,700                 881
  MGIC Investment Corp.                                11,500                 874
  Merrill Lynch & Co., Inc.                            20,900               1,703
  Morgan Stanley Group, Inc.                           16,000                 914
  The PMI Group Inc.                                   11,300                 626
  Paul Revere Corp.                                    16,300                 607
  Price Enterprises, Inc.                              13,100                 225
  Progressive Corp. of Ohio                            12,200                 822
  St. Paul Cos., Inc.                                   2,400                 141
  Salomon, Inc.                                        17,800                 839
  Charles Schwab Corp.                                 27,600                 883
  State Street Boston Corp.                            14,500                 935
  SunAmerica Inc.                                      20,800                 923
  TIG Holdings, Inc.                                   19,600                 664
  TransAtlantic Holdings                                7,600                 612
  Travelers Group Inc.                                 64,666               2,934
  20th Century Industries of CA                        10,400                 175
  UNUM Corp.                                           13,200                 954
  Wesco Financial Corp.                                 2,700                 505
  Western National Corp.                               30,800                 593
  Zurich Reinsurance Centre
    Holdings, Inc.                                      5,600                 175
                                                                    --------------
                                                                           53,456
                                                                    --------------
HEALTH CARE (12.6%)
  Abbott Laboratories                                  70,300               3,568
# ALZA Corp.                                           25,400                 657
  American Home Products Corp.                         24,400               1,430
# Amgen, Inc.                                          30,600               1,666
# Apria Healthcare                                     13,400                 251
  Beckman Instruments Inc.                             13,700                 526
  Becton, Dickinson & Co.                              21,000                 911
# Beverly Enterprises Inc.                             49,500                 631
# Biogen, Inc.                                         20,400                 788
  Biomet, Inc.                                         37,400                 568
# Boston Scientific Corp.                              17,500               1,050
  Cardinal Health, Inc.                                16,200                 944
# Centocor, Inc.                                       21,300                 763
# Chiron Corp.                                         38,440                 714
  Columbia/HCA Healthcare Corp.                        68,921               2,809
  Dentsply International                               11,900                 566
# FHP International Corp.                              16,800                 622
# Forest Laboratories, Inc.                            12,600                 413
# Foundation Health Co.                                21,900                 695
# Genzyme Corp.                                        26,200                 571
# Genzyme Corp. Tissue Repair                             391                   3
    Guidant Corp.                                      16,000                 912
# Health Management Associates
    Class A                                            30,075                 677
# Health Systems                                       24,200                 599
# Healthcare & Retirement Corp.                        21,300                 610
# HealthCare Compare Corp.                             14,000                 595
# Healthsource, Inc.                                   41,100                 539
# HEALTHSOUTH Corp.                                    26,601               1,027
# Humana, Inc.                                         38,400                 735
# IDEXX Laboratories                                   18,500                 668
# Interneuron Pharmaceutical, Inc.                     23,000                 599
  IVAX Corp.                                           49,200                 504
  Johnson & Johnson                                   119,806               5,960
  Manor Care Inc.                                      18,900                 510
# Medaphis Corp.                                       23,900                 267
# Medpartners Inc.                                     32,856                 690
  Medtronic, Inc.                                      27,500               1,870
  Merck & Co., Inc.                                   107,800               8,543
  Mylan Laboratories, Inc.                             36,950                 619
# Nellcor Puritan Bennett, Inc.                        28,500                 620
# NovaCare, Inc.                                       10,200                 112
# OrNda Healthcorp                                     21,700                 635

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
----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                       SHARES               (000)
----------------------------------------------------------------------------------
# Oxford Health Plan                                   15,700         $       919
# Pacificare Health Systems Inc.
    Class A                                             3,100                 254
# Pacificare Health Systems Inc.
    Class B                                             4,800                 409
  Pfizer, Inc.                                         59,500               4,931
# Phycor, Inc.                                         20,600                 582
# Quintiles Transnational Corp.                         9,000                 593
# Quorum Health Group, Inc.                            22,300                 661
# St. Jude Medical, Inc.                               18,550                 791
# R. P. Scherer Corp.                                   9,500                 477
  Schering-Plough Corp.                                38,100               2,467
  Stryker Corp.                                        23,700                 710
# Sybron International Corp.                           20,200                 667
# Tenet Healthcare Corp.                               39,242                 858
  United Healthcare Corp.                              12,600                 567
  United States Surgical Corp.                         17,600                 693
# Value Health, Inc.                                   15,700                 306
# Vencor, Inc.                                         20,485                 648
# Watson Pharmaceuticals, Inc.                         16,900                 759
# Wellpoint Health Networks Inc.
    Class A                                            16,503                 567
                                                                    --------------
                                                                           65,296
                                                                    --------------
TECHNOLOGY (22.5%)
# ADC Telecommunications, Inc.                         27,800                 865
# Adaptec, Inc.                                        25,600               1,026
  Adobe Systems, Inc.                                  11,900                 446
# Advanced Micro Devices, Inc.                         42,700               1,100
# Altera Corp.                                         14,300               1,039
# Amdahl Corp.                                         54,900                 666
# America Online, Inc.                                 19,600                 652
# American Power Conversion Corp.                      45,800               1,251
# Amphenol Corp.                                       25,600                 570
# Analog Devices, Inc.                                 29,050                 984
# Andrew Corp.                                         14,325                 760
# Apple Computer, Inc.                                 30,600                 637
# Applied Materials, Inc.                              31,700               1,139
# Arrow Electronics, Inc.                              14,500                 776
# Ascend Communications, Inc.                          17,600               1,093
# Associated Group, Inc.                                  875                  26
# Associated Group, Inc. Class B                          875                  26
# Atmel Corp.                                          25,100                 835
  Autodesk, Inc.                                       10,500                 295
  Automatic Data Processing, Inc.                      34,800               1,492
# BMC Software, Inc.                                   22,800                 948
# Bay Networks Inc.                                    37,893                 791
# Cabletron Systems, Inc.                              23,900                 795
# Cadence Design Systems, Inc.                         21,350                 849
# Cascade Communications Corp.                         19,900               1,099
# Ceridian Corp.                                       16,600                 672
# Cirrus Logic                                         30,400                 469
# Cisco Systems, Inc.                                  66,100               4,210
# Compaq Computer Corp.                                29,400               2,183
  Computer Associates
    International, Inc.                                31,275               1,556
# Computer Sciences Corp.                              12,800               1,051
# Compuware Corp.                                      18,900                 947
# Concord EFS, Inc.                                    22,600                 633
# DSC Communications Corp.                             39,200                 703
# DST Systems, Inc.                                    17,800                 558
# Dell Computer                                        33,000               1,755
# Digital Equipment Corp.                              28,200               1,026
# EMC Corp.                                            38,900               1,289
  Electronic Data Systems Corp.                        35,500               1,535
# Electronics for Imaging, Inc.                         9,200                 753
  First Data Corp.                                     46,162               1,685
# FIserv, Inc.                                         17,900                 661
# Gateway 2000 Inc.                                    13,600                 728
# Glenayre Technologies, Inc.                          20,075                 433
  HBO and Co.                                          16,200                 962
  Hewlett-Packard Co.                                  62,900               3,161
# Informix Corp.                                       35,900                 734
# Input/Output, Inc.                                   25,100                 464
  Intel Corp.                                          77,100              10,095
  International Business
    Machines Corp.                                     48,900               7,384
# Intuit, Inc.                                         17,600                 559
# Iomega Corp.                                         37,300                 648
# KLA Instruments Corp.                                27,000                 957
# Komag, Inc.                                          24,200                 655
# LSI Logic Corp.                                      29,900                 800
# LAM Research Corp.                                   15,800                 444
# Lexmark International Group, Inc.
    Class A                                            28,800                 796
  Linear Technology Corp.                              19,200                 842
  Lucent Technologies, Inc.                            23,497               1,087
# MFS Communications Co., Inc.                         20,500               1,115
# Marquette Medical Systems
    Class A                                             3,500                  77
# Maxim Integrated Products, Inc.                      20,800                 901
# McAfee Associates, Inc.                              13,800                 605
# Mentor Graphics Corp.                                18,800                 184
  Micron Technology Inc.                               26,000                 757
# Microsoft Corp.                                      79,400               6,565
  Molex, Inc.                                          19,156                 749
  Motorola, Inc.                                       27,800               1,706
# National Semiconductor Corp.                         35,900                 875
# Netscape Communications Corp.                        12,900                 734
# Nextel Communications                                42,700                 558
# Novell, Inc.                                         76,100                 721
# Oracle Corp.                                         53,950               2,249
# Paging Network, Inc.                                 38,600                 591
# Pairgain Technologies, Inc.                          21,200                 645
# Parametric Technology Corp.                          20,200               1,039
  Paychex, Inc.                                        13,300                 684
# Peoplesoft Inc.                                      18,200                 872
# Premisys Communications, Inc.                        12,900                 435
# Qualcomm, Inc.                                       16,700                 666
# Quantum Corp.                                        38,000               1,083
  Reynolds & Reynolds Class A                          23,500                 611
# SCI Systems, Inc.                                    11,600                 519
# Seagate Technology                                   36,470               1,440
# Shiva Corp.                                           5,000                 174
# Silicon Graphics, Inc.                               39,500               1,007
# Solectron Corp.                                      15,100                 806
# Storage Technology Corp.                             17,000                 810
# Sun Microsystems, Inc.                               48,400               1,243
# SunGard Data Systems, Inc.                           15,200                 606
# Sybase, Inc.                                         31,600                 527
# Synopsys, Inc.                                       14,300                 658
# Tandem Computers, Inc.                               52,400                 721

----------------------------------------------------------------------------------
                                                                           MARKET
CAPITAL APPRECIATION                                                       VALUE*
PORTFOLIO                                              SHARES               (000)
----------------------------------------------------------------------------------
# Tele-Communications
    International, Inc. Series A                       34,600          $      465
# Tellabs, Inc.                                        27,200               1,025
# Teradyne, Inc.                                       34,700                 846
  Texas Instruments, Inc.                              20,200               1,288
# 3 Com Corp.                                          22,400               1,642
# 360 Communications Co.                               30,545                 706
# U.S. Robotics Corp.                                  15,100               1,088
# United States Cellular                               17,600                 491
# VLSI Technology, Inc.                                   700                  17
  Varian Associates, Inc.                              12,700                 646
# Vishay Intertechnology, Inc.                         26,176                 612
# Western Digital Corp.                                21,500               1,223
# Xilinx, Inc.                                         18,100                 666
                                                                    --------------
                                                                          116,243
                                                                    --------------
TRANSPORT & SERVICES (2.3%)
# AMR Corp.                                            13,300               1,172
# American Standard Cos., Inc.                         19,900                 761
  Burlington Northern Santa
    Fe Corp.                                           17,931               1,548
  Consolidated Freightways Corp.                       11,300                 102
# Consolidated Freightways, Inc.                       22,600                 503
# Continental Airlines, Inc. Class B                   21,900                 619
  Delta Air Lines, Inc.                                 5,200                 369
# Federal Express Corp.                                21,600                 961
  Kansas City Southern
    Industries, Inc.                                   13,100                 589
# Northwest Airlines Corp. Class A                     18,700                 732
  Pittston Brink's Group                               18,900                 510
  Pittston Burlington Group                             7,650                 153
  Southwest Airlines Co.                               32,300                 715
# UAL Corp.                                            13,700                 856
  Union Pacific Corp.                                  24,653               1,482
  Werner Enterprises, Inc.                              6,000                 109
# Wisconsin Central
    Transportation Corp.                               16,800                 666
                                                                    --------------
                                                                           11,847
                                                                    --------------
UTILITIES (3.0%)
# AES Corp.                                            20,100                 935
  AT&T Corp.                                           61,400               2,671
# AirTouch Communications, Inc.                        61,200               1,545
  BellSouth Corp.                                      33,700               1,361
  Century Telephone
    Enterprises, Inc.                                  17,100                 528
  CINergy Corp.                                         5,700                 190
  Columbia Gas Systems, Inc.                           12,700                 808
  Frontier Corp.                                       11,400                 258
  MCI Communications Corp.                             74,500               2,435
  SBC Communications Inc.                              20,860               1,080
  Sprint Corp.                                         47,000               1,874
  Telephone & Data Systems, Inc.                       15,500                 562
# WorldCom, Inc.                                       53,456               1,393
                                                                    --------------
                                                                           15,640
                                                                    --------------
MISCELLANEOUS (2.9%)
  Alco Standard Corp.                                  19,600               1,012
# Alleghany Corp.                                       2,744                 582
  AlliedSignal Inc.                                    28,000               1,876
  Cintas Corp.                                         11,100                 655
  Cognizant Corp.                                      28,800                 950
# Coltec Inc.                                          22,700                 428
# Corrections Corp. of America                         25,600                 784
# Imation Corp.                                        22,190                 624
# Litton Industries, Inc.                              13,000                 619
  Loews Corp.                                          11,900               1,122
  Manpower Inc.                                        14,200                 461
  Mark IV Industries, Inc.                             25,981                 588
  McKesson Corp.                                       12,200                 683
  Minnesota Mining &
    Manufacturing Co.                                  29,900               2,478
  Olsten Corp.                                         23,100                 349
# Robert Half International, Inc.                      18,900                 650
  Stewart Enterprises, Inc. Class A                    18,000                 612
  Total System Services, Inc.                          25,400                 683
                                                                    --------------
                                                                           15,156
                                                                    --------------
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $393,763)                                                         516,959
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.4%)
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.39%, 1/2/97
  (COST $2,070)                                        $2,070               2,070
----------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $395,833)                                                         519,029
----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
----------------------------------------------------------------------------------
Other Assets--Notes B and E                                                 9,031
Liabilities--Note E                                                       (10,669)
                                                                    --------------
                                                                           (1,638)
----------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------
Applicable to 32,430,779 outstanding
  $.001 par value shares
  (authorized 250,000,000 shares)                                        $517,391
==================================================================================

NET ASSET VALUE PER SHARE                                                  $15.95
==================================================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
ADR--American Depository Receipt.
REIT--Real Estate Investment Trust.

----------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
                                                       AMOUNT                 PER
                                                        (000)               SHARE
----------------------------------------------------------------------------------
Paid in Capital                                      $404,544              $12.47
Overdistributed Net
  Investment Income                                       (93)                 --
Accumulated Net Realized
  Losses--Note C                                      (10,256)               (.32)
Unrealized Appreciation--Note D                       123,196                3.80
----------------------------------------------------------------------------------
NET ASSETS                                           $517,391              $15.95
==================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

----------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31, 1996
                                                         -------------------------------------------------
                                                                            GROWTH AND             CAPITAL
                                                          BALANCED              INCOME        APPRECIATION
                                                         PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                             (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                               $   305            $  3,692            $  4,224
   Interest                                                  1,411                  45                 157
                                                         -------------------------------------------------
      Total Income                                           1,716               3,737               4,381
                                                         -------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                              24                  12                  21
      Management and Administrative                             21                 220                 581
      Marketing and Distribution                                13                  39                  99
   Taxes (other than income taxes)                              10                  12                  22
   Custodian Fees                                               25                  35                  36
   Auditing Fees                                                 8                   8                   8
   Shareholders' Reports                                         4                   6                  18
   Annual Meeting and Proxy Costs                               -#                   1                   2
   Directors' Fees and Expenses                                 --                  --                   1
                                                         -------------------------------------------------
      Total Expenses                                           105                 333                 788
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                        1,611               3,404               3,593
----------------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD               (125)             (1,158)             (8,847)
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENT SECURITIES                                     4,790              33,212              80,776
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $6,276             $35,458             $75,522
==========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------------
                                                                         BALANCED                         GROWTH AND INCOME
                                                                         PORTFOLIO                             PORTFOLIO
                                                          --------------------------------    ----------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                                  1996               1995               1996               1995
                                                                  (000)              (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                      $  1,611          $     878         $    3,404           $  1,431
   Realized Net Loss                                              (125)               (45)            (1,158)              (301)
   Change in Unrealized Appreciation (Depreciation)              4,790              5,151             33,212             17,169
                                                          ----------------------------------------------------------------------
      Net Increase in Net Assets Resulting
         from Operations                                         6,276              5,984             35,458             18,299
                                                          ----------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                        (1,615)              (896)            (3,500)            (1,444)
   Realized Capital Gain                                            --                 --                 --                 --
                                                          ----------------------------------------------------------------------
      Total Distributions                                       (1,615)              (896)            (3,500)            (1,444)
                                                          ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                       21,055             15,702            104,812             49,820
   Issued in Lieu of Cash Distributions                          1,399                790              2,711              1,024
   Redeemed                                                     (2,724)              (335)            (3,299)              (771)
                                                          ----------------------------------------------------------------------
      Net Increase from Capital Share Transactions              19,730             16,157            104,224             50,073
--------------------------------------------------------------------------------------------------------------------------------
   Total Increase                                               24,391             21,245            136,182             66,928
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                            38,737             17,492             98,337             31,409
                                                          ----------------------------------------------------------------------
   End of Year                                                 $63,128            $38,737           $234,519            $98,337
================================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                        1,728              1,443              7,344              4,239
   Issued in Lieu of Cash Distributions                            112                 70                180                 84
   Redeemed                                                       (224)               (31)              (233)               (65)
                                                          ----------------------------------------------------------------------
      Net Increase in Shares Outstanding                         1,616              1,482              7,291              4,258
================================================================================================================================

-------------------------------------------------------------------------------------------------------
                                                                             CAPITAL APPRECIATION
                                                                                   PORTFOLIO
                                                                  -------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------
                                                                           1996                1995
                                                                           (000)               (000)
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                               $     3,593          $    1,549
   Realized Net Loss                                                        (8,847)             (1,441)
   Change in Unrealized Appreciation (Depreciation)                         80,776              42,784
                                                                  -------------------------------------
      Net Increase in Net Assets Resulting from Operations                  75,522              42,892
                                                                  -------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                    (3,520)             (1,680)
   Realized Capital Gain                                                        --                  --
                                                                  -------------------------------------
      Total Distributions                                                   (3,520)             (1,680)
                                                                  -------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                  194,035             143,035
   Issued in Lieu of Cash Distributions                                      2,907               1,361
   Redeemed                                                                 (5,786)             (1,025)
                                                                  -------------------------------------
      Net Increase from Capital Share Transactions                         191,156             143,371
-------------------------------------------------------------------------------------------------------
   Total Increase                                                          263,158             184,583
-------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                       254,233              69,650
                                                                  -------------------------------------
   End of Year                                                            $517,391            $254,233
=======================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                   13,509              12,127
   Issued in Lieu of Cash Distributions                                        180                 103
   Redeemed                                                                   (405)                (85)
                                                                  -------------------------------------
      Net Increase in Shares Outstanding                                    13,284              12,145
=======================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

----------------------------------------------------------------------------------------------------------------------------
                                                                                               BALANCED PORTFOLIO
                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                                               --------------------------       JUL. 25* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                    1996               1995     DEC. 31, 1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $11.85            $  9.79            $10.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                           .36                .31               .09
   Net Realized and Unrealized Gain (Loss) on Investments                         1.07               2.07              (.21)
                                                                               ---------------------------------------------
      Total from Investment Operations                                            1.43               2.38              (.12)
                                                                               ---------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                           (.36)              (.32)             (.09)
   Distributions from Realized Capital Gains                                       --                 --                 --
                                                                               ---------------------------------------------
      Total Distributions                                                         (.36)              (.32)             (.09)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $12.92             $11.85           $  9.79
============================================================================================================================

TOTAL RETURN**                                                                  12.21%             24.52%            -1.40%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                            $63                $39               $17
   Ratio of Total Expenses to Average Net Assets                                 0.20%              0.20%                0%
   Ratio of Net Investment Income to Average Net Assets                          3.04%              3.06%            2.88%+
   Portfolio Turnover Rate                                                          5%                 5%                0%
   Average Commission Rate Paid                                                 $.0216                N/A               N/A
----------------------------------------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was July 25, 1994, to September 5, 1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.
**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held more than one year but less than five years.
 +Annualized.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                        GROWTH AND INCOME PORTFOLIO
                                                                                        YEAR ENDED
                                                                                        DECEMBER 31,
                                                                               --------------------------        JUL. 25* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                    1996               1995       DEC. 31, 1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $13.16             $ 9.77            $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                           .27                .25               .09
   Net Realized and Unrealized Gain (Loss) on Investments                         2.74               3.39              (.23)
                                                                               ----------------------------------------------
      Total from Investment Operations                                            3.01               3.64              (.14)
                                                                               ----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                           (.28)              (.25)             (.09)
   Distributions from Realized Capital Gains                                       --                 --                 --
                                                                               ----------------------------------------------
      Total Distributions                                                         (.28)              (.25)             (.09)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $15.89             $13.16            $ 9.77
=============================================================================================================================

TOTAL RETURN**                                                                  23.03%             37.53%            -1.70%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                           $235                $98               $31
   Ratio of Total Expenses to Average Net Assets                                 0.20%              0.20%            0.20%+
   Ratio of Net Investment Income to Average Net Assets                          2.04%              2.37%            2.82%+
   Portfolio Turnover Rate                                                          7%                 6%                0%
   Average Commission Rate Paid                                                 $.0199                N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was July 25, 1994, to September 5, 1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.
**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held more than one year but less than five years.
 +Annualized.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CAPITAL APPRECIATION PORTFOLIO
                                                                                       YEAR ENDED
                                                                                       DECEMBER 31,
                                                                               --------------------------       JUL. 25* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                  1996                 1995     DEC. 31, 1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $13.28             $ 9.95            $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                           .12                .08               .04
   Net Realized and Unrealized Gain (Loss) on Investments                         2.66               3.34              (.05)
                                                                               ----------------------------------------------
      Total from Investment Operations                                            2.78               3.42              (.01)
                                                                               ----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                           (.11)              (.09)             (.04)
   Distributions from Realized Capital Gains                                        --                 --                --
                                                                               ----------------------------------------------
      Total Distributions                                                         (.11)              (.09)             (.04)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $15.95             $13.28            $ 9.95
=============================================================================================================================

TOTAL RETURN**                                                                  20.92%             34.38%            -0.50%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                           $517               $254               $70
   Ratio of Total Expenses to Average Net Assets                                 0.20%              0.20%            0.20%+
   Ratio of Net Investment Income to Average Net Assets                          0.91%              0.97%            1.26%+
   Portfolio Turnover Rate                                                         12%                 7%                1%
   Average Commission Rate Paid                                                 $.0214                N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was July 25, 1994, to September 5, 1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.
**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held more than one year but less than five years.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Tax-Managed Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Balanced, Growth and Income, and Capital Appreciation Portfolios.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Unlisted securities held by the Growth and Income Portfolio are valued at the latest quoted bid prices; such securities held by the Capital Appreciation Portfolio and the equity portion of the Balanced Portfolio are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

   2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: The Growth and Income Portfolio and the Capital Appreciation Portfolio, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

   5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts on municipal bonds are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1996, the Fund had contributed capital aggregating $72,000 to Vanguard (included in Other Assets), representing 0.4% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

C. During the year ended December 31, 1996, purchases and sales of investment securities other than temporary cash investments were:

------------------------------------------------------------------------------
                                                            (000)
                                             ---------------------------------
PORTFOLIO                                      PURCHASES              SALES
------------------------------------------------------------------------------
Balanced                                        $ 22,655            $ 2,731
Growth and Income                                117,788             12,067
Capital Appreciation                             238,644             47,351
------------------------------------------------------------------------------

At December 31, 1996, the Fund had available realized capital losses to offset future net capital gains through the following fiscal year-ends:

   ----------------------------------------------------------------------------------------
                                              EXPIRATION
                                         FISCAL YEAR(S) ENDING                  AMOUNT
   PORTFOLIO                                 DECEMBER 31,                       (000)
   ----------------------------------------------------------------------------------------
   Balanced                                    2003-2004                     $     170
   Growth and Income                           2003-2005                         1,459
   Capital Appreciation                        2003-2004                        10,289
   ----------------------------------------------------------------------------------------

D. At December 31, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

-------------------------------------------------------------------------------------------------------------
                                                                         (000)
                                        ---------------------------------------------------------------------
                                              APPRECIATED             DEPRECIATED            NET UNREALIZED
PORTFOLIO                                     SECURITIES              SECURITIES              APPRECIATION
-------------------------------------------------------------------------------------------------------------
Balanced                                        $ 10,114               $   (397)                $   9,717
Growth and Income                                 51,071                 (1,115)                   49,956
Capital Appreciation                             131,464                 (8,268)                  123,196
-------------------------------------------------------------------------------------------------------------

E. The market value of securities on loan to broker/dealers at December 31, 1996, and collateral received with respect to such loans were:

-----------------------------------------------------------------------------------
                                                             (000)
                                          -----------------------------------------
                                             MARKET VALUE                CASH
                                              OF LOANED               COLLATERAL
PORTFOLIO                                     SECURITIES               RECEIVED
-----------------------------------------------------------------------------------
Balanced                                        $     40               $     48
Capital Appreciation                               5,575                  6,111
-----------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Tax-Managed Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Growth and Income Portfolio, and Capital Appreciation Portfolio (comprising Vanguard Tax-Managed Fund, hereafter referred to as the "Fund") at December 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997


  SPECIAL 1996 TAX INFORMATION (UNAUDITED)
  VANGUARD TAX-MANAGED FUND

  This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

      The Balanced Portfolio designates 82.21% of its income dividends as exempt-interest dividends.

      For corporate shareholders, the following percentage of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

         Balanced Portfolio                         100%*
         Growth and Income Portfolio                100%
         Capital Appreciation Portfolio             100%

  *The percentage applies only to the taxable ordinary income which has been reported on Form 1099-DIV.

  All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
        and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
        Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
        Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
        Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
        American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
        University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
        NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
        Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
        Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
        Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.


[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447
Individual Account Services: 1-800-662-2739
Institutional Investor Services: 1-800-523-1036
VGOnline@aol.com  http://www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
  Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)

Q870-12/96

[PHOTO]